 UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 15, 2021

HEALTHCARE SOLUTIONS MANAGEMENT GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	333-147367	38-3767357
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

3 School St, Suite 303, Glen Cove NY 11542

(Address of principal executive offices)

(866) 668-2188

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This Current Report on Form 8-K, including the sections entitled “Business,” “Risk Factors,” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” contains express or implied forward-looking statements that are based on our management’s belief and assumptions and on information currently available to our management. Although we believe that the expectations reflected in these forward-looking statements are reasonable, these statements relate to future events or our future operational or financial performance, and involve known and unknown risks, uncertainties and other factors that may cause our actual results, performance, or achievements to be materially different from any future results, performance or achievements expressed or implied by these forward-looking statements. Forward-looking statements in this Current Report on Form 8-K include, but are not limited to, statements about:

•	the implementation of our strategic plans for our business;
•	our financial performance;
•	developments relating to our competitors and our industry, including the impact of government regulation;
•	estimates of our expenses, future revenues, capital requirements and our needs for additional financing; and
•	other risks and uncertainties, including those listed under the captions “Business,” “Risk Factors,” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations.”

In some cases, forward-looking statements can be identified by terminology such as “may,” “should,” “expects,” “intends,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” “potential,” “continue,” “could,” “project,” “intend,” “will,” “will be,” “would,” or the negative of these terms or other comparable terminology and expressions. However, this is not an exclusive way of identifying such statements. These statements are only predictions. You should not place undue reliance on forward-looking statements because they involve known and unknown risks, uncertainties, and other factors, which are, in some cases, beyond our control and which could materially affect results. Factors that may cause actual results to differ materially from current expectations include, among other things, those listed under the section entitled “Risk Factors” and elsewhere in this Current Report on Form 8-K. If one or more of these risks or uncertainties occur, or if our underlying assumptions prove to be incorrect, actual events or results may vary significantly from those implied or projected by the forward-looking statements. No forward-looking statement is a guarantee of future performance. You should read this Current Report on Form 8-K and the documents that we reference in this Current Report on Form 8-K and have filed with the Securities and Exchange Commission (“SEC”) as exhibits hereto completely and with the understanding that our actual future results may be materially different from any future results expressed or implied by these forward-looking statements.

The forward-looking statements in this Current Report on Form 8-K represent our views as of the date of this Current Report on Form 8-K. We anticipate that subsequent events and developments will cause our views to change. Except as expressly required under federal securities laws and the rules and regulations of the SEC, we do not undertake any obligation to update any forward-looking statements to reflect events or circumstances arising after the date of this Current Report on Form 8-K, whether as a result of new information or future events or otherwise. You should therefore not rely on these forward-looking statements as representing our views as of any date subsequent to the date of this Current Report on Form 8-K. You should not place undue reliance on the forward-looking statements included in this Current Report on Form 8-K. All forward-looking statements attributable to use are expressly qualified by these cautionary statements.

INDUSTRY DATA

This Current Report on Form 8-K includes industry and market data and other information, which we have obtained from, or is based upon, market research, independent industry publications, surveys and studies conducted by third parties or other publicly available information. Although we believe each such source to have been reliable as of its respective date, none guarantees the accuracy or completeness of such information. We have not independently verified the information contained in such sources. Any such data and other information are subject to change based on various factors, including those described below under the heading “Risk Factors” and elsewhere in this Current Report on Form 8-K.

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Item 1.01 Entry Into A Material Definitive Agreement.

The disclosure set forth below under Item 2.01 (Completion of Acquisition of Disposition of Assets) of this Current Report on Form 8-K is incorporated by reference into this Item 1.01.

Item 2.01 Completion of Acquisition or Disposition of Assets.

On June 14, 2019, Healthcare Solutions Management Group, Inc., a Delaware corporation, and successor in interest to Verity Delaware Inc., a Delaware corporation which was previously a Nevada corporation named Verity Corp. (“we,” “us, “our” or the “Company”) entered into a Merger Agreement (the “Merger Agreement”) by and between the Company, Verity Merger Corp., a wholly-owned subsidiary of the Company and a Delaware corporation (the “Merger Sub”), and Healthcare Solutions Holdings, Inc., a Delaware corporation (“HSH”). Pursuant to the terms of the Merger Agreement, the parties agreed that Merger Sub would merge with and into HSH, with HSH being the surviving entity and becoming a wholly-owned subsidiary of the Company (the “Merger”).

On August 25, 2020, the parties to the Merger Agreement entered into amendment no. 1 (the “Amendment”) to the Merger Agreement pursuant to which the date provided to consummate the Merger Agreement was extended from July 30, 2019 to September 30, 2020. Further, pursuant to the Amendment, the Company and HSH agreed to reasonably cooperate to terminate the engagement of the Company’s prior registered agent in Nevada, with the costs related thereto to be paid by HSH. Further, pursuant to the Amendment, the Company agreed to issue the “Receiver Shares” as required by the Merger Agreement in book entry within 10 days of August 25, 2020. The Receiver Shares were issued on August 27, 2020 and consisted of a total of 114,599,754 shares of the Company’s common stock. Further, pursuant to the Amendment, HSH agreed to pay the costs and expenses of the Company resulting from the Company’s engagement of professional service providers, including, but not limited to, those of the transfer agent, legal counsel, and auditors, until the earlier of the closing or the termination of the Merger Agreement. Further, pursuant to the Amendment, the parties acknowledged that the Company and HSH are represented by the same legal counsel and that counsel has advised each of the parties to retain separate counsel to review the terms of the Merger Agreement and the Amendment, and that each party waived such right and waived any related conflicts of interests and confirmed that the parties have previously negotiated the material terms of the Merger Agreement and the Amendment. Further, pursuant to the Amendment, the prior notice person for the Company was removed. Other than the foregoing, no other material changes were made to the Merger Agreement in the Amendment.

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On November 5, 2020, the parties to the Merger Agreement entered into amendment no. 2 (the “Second Amendment”) to the Merger Agreement pursuant to which the date provided to consummate the Merger Agreement was extended from September 30, 2020 to December 31, 2020. Further, pursuant to the Second Amendment, it was agreed that the Company and HSH were in the process of amending their respective fiscal year ends so that the fiscal year-end for each would be September 30. Other than the foregoing, no other material changes were made to the Merger Agreement in the Second Amendment.

On November 5, 2020, we changed our Fiscal Year End from June 30 to September 30. As a result of this change, we filed a Transition Report on Form 10-K with the SEC for the three-month transition period from June 30, 2020 to September 30, 2020 on January 20, 2021.

On February 16, 2021, the parties to the Merger Agreement entered into amendment no. 3 (the “Third Amendment”) to the Merger Agreement pursuant to which the date provided to consummate the Merger Agreement was extended from December 31, 2020 to March 31, 2021. Other than the foregoing, no other material changes were made to the Merger Agreement in the Third Amendment.

The Merger closed on April 15, 2021 (the “Closing”), and upon the effective time (the “Effective Time”) of the Merger, the Company filed a certificate of merger (the “Certificate”) by and among Merger Sub and HSH, pursuant to which (i) HSH’s certificate of incorporation became the certificate of incorporation of the surviving company, (ii) HSH’s bylaws became the bylaws of the surviving company, (iii) HSH’s directors immediately prior to the effectiveness of the Merger became the directors of the surviving company and (iv) HSH’s officers immediately prior to the effectiveness of the Merger became the officers of the surviving company and pursuant to which Merger Sub merged with and into HSH with HSH being the surviving entity, and HSH became our wholly owned subsidiary.  As a result of the consummation of the Merger, HSH became our wholly owned subsidiary and the business of HSH became the business of the Company going forward.  The description of the Certificate above is qualified in its entirety by the Certificate filed as Exhibit 3.10 to this Current Report on Form 8-K and is incorporated by reference herein.

At the Closing of the Merger, Robert Stevens (the “Receiver”) appointed new officers and directors of the Company as set forth in Item 5.02 of this Current Report on Form 8-K and then resigned from all of his positions with the Company.

At the Effective Time of the Merger, each share of HSH common stock issued and outstanding immediately prior to the Effective Time was converted into shares of Company common stock, at an exchange ratio as required to cause the number of shares of Company common stock issued to the holders of the HSH common stock to be 90% of the issued and outstanding shares of the Company common stock immediately following the Closing.  The exchange ratio was 114.599754 shares of Company common stock per share of HSH common stock (the “Exchange Ratio”), with any fractional shares of Company common stock being rounded to the nearest whole share of Company common stock.  Therefore, the aggregate Merger consideration paid to the holders of the HSH common stock at the Effective Time of the Merger was 1,145,997,555 shares of the Company’s common stock constituting 90% of the issued and outstanding shares of Company common stock immediately following the Closing.

As consideration for the services of Robert Stevens and his team, for acting as the court-appointed receiver for the Company and its predecessor and affiliated entities, and pursuant the Merger Agreement and the Amendment, the Company issued the Receiver Shares as set forth above and such shares constitute 9% of the issued and outstanding shares of Company common stock immediately following the Closing.

The Merger is intended to be a reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”), and the Merger Agreement is intended to be a “plan of reorganization” within the meaning of the regulations promulgated under Section 368(a) of the Code and for the purpose of qualifying as a tax-free transaction for federal income tax purposes.

The foregoing description of the Merger Agreement, the Amendment, the Second Amendment, the Third Amendment and the transactions contemplated thereby does not purport to be complete and is qualified in its entirety by the Merger Agreement, the Amendment, the Second Amendment, and the Third Amendment copies of which are filed as Exhibit 2.1, 2.2, 2.3 and 2.4 respectively, to this Current Report on Form 8-K and incorporated herein by reference.

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FORM 10 DISCLOSURES

Immediately prior to the Merger described in detail above pursuant to which HSH, became a wholly owned subsidiary of the Company, the Company was a “shell company,” as such term is defined in Rule 12b-2 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Item 2.01(f) of Form 8-K states that if the registrant was a “shell” company, such as the Company was immediately before the Merger, then the registrant must disclose on a Current Report on Form 8-K the information that would be required if the registrant were filing a general form for registration of securities on Form 10. Accordingly, this Current Report on Form 8-K includes all of the information that would be included in a Form 10 Registration Statement.

Accounting Treatment of the Merger

Accounting Acquirer:  The Merger was accounted for as a reverse merger and HSH is considered the acquirer for accounting and financial reporting purposes.

BUSINESS

Organizational History of the Company and Overview

On December 31, 2012, AquaLiv Technologies, Inc. (“ALTI”) and Verity Farms II, Inc. (“Verity Farms”), a South Dakota corporation, entered into a Share Exchange Agreement. Pursuant to the Share Exchange Agreement, ALTI acquired 100% of the authorized and issued shares of Verity Farms in exchange (the “Exchange”) for 4,850,000 shares of Series B Convertible Preferred Stock, par value $0.001, of ALTI, representing approximately 86% of the outstanding shares of ALTI, on a fully diluted basis, assuming conversion into common stock. As a result of the Exchange and the other transactions contemplated thereunder, Verity Farms became a wholly owned subsidiary of ALTI and ALTI acquired Verity Farms’ business operations. ALTI was formed under the laws of the State of Nevada on April 11, 2006 originally under the name of Infrared Systems International “ISI” as a wholly owned subsidiary of China Sxan Biotech, Inc. (“CSBI”) (then known as Advance Technologies, Inc.) to pursue a narrowly defined business objective called infrared security systems.

On April 1, 2013, the Company changed its name from AquaLiv Technologies Inc. to Verity Corp. and our stock symbol changed to VRTY.

The Company was the parent of Verity Farms and Aistiva Corporation (“Aistiva”) (f/k/a AquaLiv, Inc.). Verity Farms was dedicated to providing consumers with safe, high-quality, and nutritious food sources through sustainable crop and livestock production. Aistiva previously released products in the industries of water treatment, skincare, and agriculture. Verity Farms was administratively dissolved in the State of South Dakota on May 4, 2018. Aistiva was administratively dissolved on April 9, 2015, in the State of Washington.

In February 2016, all of the Company’s officers and directors resigned, and the Company stopped substantially all operating activities. At such time, the Company became a “shell company,” as such term is defined in Rule 12b-2 under the Exchange Act.

On November 5, 2020, we changed our Fiscal Year End from June 30 to September 30. As a result of this change, we filed a Transition Report on Form 10-K with the SEC for the three-month transition period from June 30, 2020 to September 30, 2020 on January 20, 2021.

As a result of the consummation of the Merger, on April 15, 2021, HSH became our wholly owned subsidiary and the business of HSH became the business of the Company going forward. Accordingly, at the Closing, the Company ceased to be a shell company as of April 15, 2021.

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Receivership

The Company was previously in receivership. On May 16, 2016, pursuant to Case Number A16-733815-B, Nevada’s 8th Judicial District, Business Court, appointed Robert Stevens as receiver (the “Receiver”) for the Company. Creditors of the Company were required to provide claims in writing under oath on or before November 3, 2016, or they would be barred under Nevada Revised Statute §78.675. Since May 16, 2016, through the date of the Merger, the Company was operating under the direction of the Receiver. On March 5, 2018, the District Court in Clark County, Nevada approved a plan of reorganization for the Company and the discharge of the Receiver upon completion of his duties under the court order. Upon the Closing of the Merger, the reorganization of the Company described in the court order was completed and, as a result and pursuant to the court order dated March 5, 2018, the Receiver was automatically discharged and the receivership was automatically terminated such that no further action is needed by the Receiver or the Company in connection with the receivership, and such that Company is no longer in receivership.

Change of Domicile and Plan of Conversion

On March 15, 2019, Healthcare Solutions Management Group, Inc. was incorporated in the State of Delaware. Verity Delaware, Inc. was incorporated in the State of Delaware on March 11, 2019. Verity Merger Corp. was incorporated in the State of Delaware on March 15, 2019. On March 11, 2019, pursuant to an Agreement and Plan of Conversion, the Company, then a Nevada corporation named Verity Corp., converted into and became Verity Delaware, Inc., a Delaware corporation in Delaware and on May 30, 2019, the conversion was completed in Nevada. As a result of the foregoing, Verity Corp. a Nevada corporation converted into and became Verity Delaware, Inc., a Delaware corporation. On May 8, 2019, pursuant to a Plan of Merger, Verity Delaware, Inc. was merged with and into Verity Merger Corp., with Verity Merger Corp. surviving, and with Healthcare Solutions Management Group, Inc. becoming a successor in interest to Verity Delaware Inc. and the parent company of Verity Merger Corp.

Name and Trading Symbol Change

Since Healthcare Solutions Management Group, Inc. became the successor in interest to Verity Delaware Inc. a Delaware corporation which was previously a Nevada corporation named Verity Corp., the Company’s current name is Healthcare Solutions Management Group, Inc. The Company plans to submit an Issuer Company-Related Action Notification Form (the “Name Change”) to the Financial Industry Regulatory Authority (“FINRA”) to request that the Company’s name be updated to its current name and to change the Company’s trading symbol accordingly. The Company has not yet submitted the Name Change to FINRA and there can be no assurance that FINRA will process the Name Change as planned, or at all.

No Prior Operations

From 2016 until the Merger, the Company did not have any material operations and was a shell company as such term is defined in Rule 12b-2 of the Exchange Act. On April 15, 2021, pursuant to the Merger Agreement, Merger Sub merged with and into HSH, with HSH being the surviving entity, and HSH thereafter became a wholly owned subsidiary of the Company and the Company ceased to be a shell company as of such date.

Change in Fiscal Year End

On November 5, 2020, the Company’s court appointed receiver, acting under judicial order on behalf of the Board of Directors of the Company, in accordance with the Company’s Bylaws, acted by written consent to change the Company’s Fiscal Year End from June 30 to September 30. As a result of this change, we filed a Transition Report on Form 10-K for the three-month transition period from June 30, 2020 to September 30, 2020 on January 20, 2021.

Organizational History of HSH

Healthcare Solutions Holdings, Inc. (“HSH”) was incorporated on November 27, 2017 in the State of Delaware and was organized with the goal of being an advanced national healthcare system in the U.S. in the form of a vertically integrated physician-centric medical services company and outpatient medical provider. HSH is focused on both, providing clinicians with state-of-the-art diagnostic and therapeutic tools, and providing patients with greater access to a higher level of care that we believe is not normally found in their local communities.

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Overview of HSH Business

The disclosure in this “Overview of HSH Business” section relates HSH, an operating company that became a wholly owned subsidiary of the Company at the Effective Time of the Merger. From 2016 until the Merger, the Company did not have any material operations and was a shell company as such term is defined in Rule 12b-2 of the Exchange Act. As a result of the consummation of the Merger, HSH became a wholly owned subsidiary of the Company and the business of HSH became the business of the Company going forward. Any references to the “Company,” “we,” “us,” “our” or words of similar import in this “Overview of HSH Business Section,” refer to HSH and its subsidiaries.

Healthcare Solutions Holdings, Inc. (“HSH”) is an integrated healthcare company which strives to provide vital services and a high-quality of care for patients over the course of their lifetime. HSH was organized with the goal of becoming an advanced, national healthcare system in the United States, providing clinicians with state-of-the-art diagnostic and therapeutic tools, and providing patients with greater access to a higher level of care in local communities that we believe have historically been underserved by the medical industry. HSH currently conducts directly through HSH, and in the near future intends to, conduct various, distinct operations through its to be formed wholly owned operating subsidiaries, within the medical industry, seeking to serve the needs of patients’ and physicians alike.

Today’s independent medical practices face an endless list of administrative, regulatory, and technological responsibilities resulting in less available time to serve patients. At HSH, our vision is to be healthcare’s most customer-centric company, a place where physicians’ offices can come to find state-of-the-art technology delivered with superior customer service that drives efficiency, allowing doctors to spend more time on what is most important - their patients. HSH seeks to help providers to deliver superior patient outcomes, improve diagnostic test accessibility, provide a patient centric experience, and reduce the cost of care.

Principal Products and Services

As described above, HSH currently operates its business directly through HSH.

In the near future, HSH plans to form the following wholly owned operating subsidiaries in the state of Delaware through which it then plans to operate its business:

•	Advance Care Medical Holdings, Inc. is planned to be a Delaware, corporation (“ACM”) which is planned to offer a host of comprehensive care service directly to patients;

•	HSH Surgical, Inc. is planned to be a Delaware, corporation (“HSHS”) which is planned to own and operate Ambulatory Surgery Centers; and

•	HSH Diagnostic and Therapeutic Services, Inc. (“HSHD”) is planned to be a Delaware, corporation which is planned to provide ancillary services directly to physician offices and engage in sales and marketing of medical products to doctors.

To date, the majority of HSH’s revenues have been generated through resales and marketing of medical products which HSH has done directly at the HSH level using the trade name HSHD. Once HSH forms HSHD in the state of Delaware, it plans to conduct all such resale and marketing activities through HSHD. HSH has also generated revenues through providing consulting services to Managed Service Organizations (“MSOs”).

The Company has recently sought to expand its business and service offering capabilities and has shifted its focus away from medical product sales towards providing services to patients through its planned surgical and urgent care and internal medicine health facilities which it plans to conduct through ACM and HSHS, once those entities are formed. The Company expects that, going forward, revenues from its ownership interests in these facilities will comprise the majority of the Company’s revenues as the Company focuses more on those areas and less on medical products. The specific products and/or services intended to be provided by each of HSH’s planned operating subsidiaries are described in detail below.

HSH has provided consulting services to Managed Service Organizations (“MSOs”) and as further described below, HSH plans to establish another wholly-owned operating subsidiary to provide MSOs with both business management, development, and operational assistance. Additionally, HSH intends to become a comprehensive medical incubator and innovation center, dedicated to accelerating development, building businesses, and improving patient outcomes.

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Advance Care Medical Inc.

HSH plans to form Advance Care Medical Holdings, Inc. (“ACM”) as a Delaware corporation that will seek to be a direct provider of urgent care and internal medicine services, and all comprehensive care provided by HSH is intended be run through ACM, once formed. ACM aims to bridge the gap between urgent family care and the traditional hospital system. Through ACM, our mission will be to focus on inadequately served communities and provide them more convenient quality healthcare. Our newly constructed facilities will seek to provide the highest standards of safety, comfort, and convenience for the best patient experience.

We expect that ACM, once formed, will set up comprehensive care services that aim to combine both internal medicine practices with urgent care at numerous locations.

Each of the facilities at these locations are planned to be leased and it’s planned that ACM will do the build out of the medical premises at these facilities.  HSH has not yet entered into any leases for the planned facilities, and it is intended that ACM when it is formed, will enter into such leases.

It is planned that these facilities will be equipped with state-of the-art equipment and will be fully-staffed with Primary Care Physicians, Urgent Care Physicians and/or support staff to provide medical services. Many of these facilities are panned to be located in traditionally under-served rural communities, which we have intentionally targeted to help serve what we believe is a population in need of better medical services.

Medical services planned to be provided at these facilities will include, but are not limited to, the following:

•	Allergy and Immunology
•	Cardiovascular Issues
•	Endocrine Issues
•	Eyes, Ears, Nose and Throat
•	Gastrointestinal Complaints
•	Gynecology and Women’s Health
•	Infectious Illnesses
•	Pediatric Complaints
•	Pulmonary Complaints
•	Wound Care

It is planned that ACM will bill both private and government insurance for the services provided to patients at these facilities. It is also planned that ACM will accept direct payment for the above services it will provide from patients.

As of the date of this Current Report, ACM has not yet been formed and there are no ACM facilities that are currently operational. However, to date HSH has completed construction of a facility in each of Georgia, Illinois, Missouri, Tennessee, and Utah, and HSH is in the process of completing medical equipment installations at these locations. We expect to form ACM within the next 30 days, and we expect that each of these planned facilities in the foregoing states will be open and operational in the 2nd calendar Quarter of 2021. However, there can be no assurance that the foregoing can occur as planned or at all.

HSH Surgical, Inc.

HSH plans to form HSH Surgical, Inc., (HSHS) as a Delaware corporation.  It is planned that HSHS will be a physician-centric development and management company of multi-specialty, cardiology focused, ambulatory surgery centers. HSH plans that HSHS will strive to become an industry-leading ambulatory surgery center (“ASC”) management and development company focused on partnering with physicians and employees to create an outstanding patient experience.  It is planned, that once formed HSHS will seek to partner with physicians to develop, design, build, credential, and then manage ASCs for, and with, their physician partners. It is also planned that once formed, HSHS will seek to work with physicians in a joint-venture relationship with local hospitals or health systems, if we determine that such a relationship is in the best interest of the physicians and the ASC.

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We believe that physician partners are the lifeline of any ASC and they should retain control of the facility while HSHS, once formed, can focus on adding value by managing the business side while allowing the physician partners to focus on patient care. As such, it is planned, that HSHS, once formed, will provide 30% of the funding for an initial ASC project, and the physicians will provide 70%, resulting in HSHS being a minority 30% owner of each ASC that it will manage and develops in partnership with physicians. Once formed, it is planned that HSHS will only seek to partner with top-quality, board-certified surgeons to provide the surgical services at these ASC facilities.

It is also planned, that HSHS, when formed, will aim to be a direct provider of ambulatory surgery services, and it is planned that all of the ambulatory and surgery business of HSH will be run through this subsidiary once it is formed. Our planned ASC’s are comprised of a network offering multidisciplinary options. It is planned that our state-of-the-art facilities will provide same day out-patient surgical care including both diagnostic and preventative procedures.

It is planned that HSHS, once formed, will have a 30% ownership interest in numerous locations set up for our planned ambulatory surgery services, none of which are yet open. It is also planned that HSHS, once formed, will have 35% ownership of an entity that will own a 30% interest in other entities which are intended to represent different location for our planned ambulatory surgery services, none of which are yet open. The remaining ownership of these entities is planned to be held by physician providers.

We plan that a wide array of surgical services will be provided through these ASC’s, which are planned to include, but are not limited to, the following:

•	Cardiac Surgery
•	Vascular Surgery
•	Bariatric Surgery
•	Colon and Rectal Surgery
•	Endocrine Surgery
•	General Surgery
•	Gynecological Surgery
•	Hand Surgery
•	Head and Neck Surgery
•	Hernia Surgery
•	Neurosurgery
•	Orthopedic Surgery
•	Ophthalmological Surgery
•	Outpatient Surgery
•	Pediatric Surgery
•	Plastic and Reconstructive Surgery
•	Podiatric Surgery
•	Robotic Surgery (Da Vinci Robotic Surgical System)
•	Thoracic Surgery
•	Urologic Surgery

For each of these services, it is planned that HSHS, once formed, will bill accept both private and government insurances, and accept direct payments from patients.

As of the date of this Current Report, HSHS has not yet been formed and none of the planned ASCs are operational. We expect to form HSH within the next 30 days. We expect that the first ASC’s will be operational by the end of 2021. However, there can be no assurance that the foregoing can occur as planned or at all.

HSH Diagnostic and Therapeutic Services, Inc.

To date, the majority of HSH’s revenues have been generated through resales and marketing of medical products which HSH has done directly at the HSH level using the trade name HSHD. HSH does not produce or manufacture its own products or services – rather, it is a third-party reseller of medical products and services, whereby medical companies grant HSH a right, which can be exclusive or non-exclusive, to market, distribute and sell such company’s medical products and services to physician customers in certain regions. In exchange, HSH receives a mark-up, which is generally twenty percent (20%) of the gross sales it makes from reselling those products and services.

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HSH currently sells products across the U.S. in over 18 states. HSH’s customers are physicians, to which it markets and sells medical equipment, medical devices, laboratory services, and pharmacy services, as well as other services directly to its physician customers.

Once HSH forms HSHD in the state of Delaware, it plans to conduct all such resale and marketing activities through HSHD. HSHD once formed, is intended to focus on sales and marketing of medical products and services to doctors. All third-party products and services that will be resold by HSH are planned to be provided through this subsidiary.

HSH, now offers, and HSHD, once formed is planned to offer products and services in the following categories directly to physicians:

•	Medical Equipment: examples include but are not limited to back braces with cold therapy, shoulder sling/braces, custom fit full-length knee brace, total joint kit, spine kit, pain patch and others.

•	Medical Devices: examples include but are not limited to electrocardiogram (ecg) 3 / 6 / 12 / 18 lead units, interpretative ecg units, electroencephalogram (eeg) monitoring equipment, home sleep monitoring equipment, cardiac monitoring equipment and others.

•	Laboratory Services: examples include but are not limited to molecular testing, pharmacogenomic testing, cancer genetic testing, breast cancer/lynch syndrome/colon, molecular pathology, respiratory testing, pathology testing, wound care testing, urine blood wellness testing and others.

•	Pharmacy Services- examples include but are not limited to traditional mail order, specialty compounding, 503a/503b opportunities, wholesale, specialty non-opioid, pain, podiatry and others.

HSH has built strong relationships throughout the healthcare field over several years, and our sales team which has decades of medical practice relationships has helped our rolodex continue to grow through networking and current client referrals. HSH acquires its medical equipment and services by procuring and vetting various leading medical technology/manufacturing companies across the country based on availability, pricing, and overall service. The products and services are typically installed by the different vendors and serviced as required by the manufacturer(s). If these products and services require physical operation, HSH recruits the appropriate personnel to do so.

As noted above, once HSHD is formed, the foregoing operations are intended to be conducted through HSHD. However, there can be no assurance that the foregoing can occur as planned or at all.

Managed Service Organizations

HSH has generated revenues through providing consulting services to Managed Service Organizations (“MSOs”). HSH has provided consulting services to Managed Service Organizations (“MSOs”).  HSH intends to establish another wholly-owned operating subsidiary to provide Managed Service Organizations (MSOs) with both business management, development, and operational assistance. MSO physician groups operate under a single tax ID to optimize expenses against utilization of services to create a more efficient physician practice. In the past, HSH has directly provided such consulting services to MSO’s. In the future HSH seeks to provide these services solely through its to be formed operating subsidiary.

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The services HSH intends to offer in through this subsidiary include:

•	Facilities management;
•	Operational reporting (workflow auditing);
•	Billing services;
•	Performance evaluations for staff;
•	Laboratory, Pathology, Radiology, Pharmacy, Variety of In-office Ancillary Services;
•	Evaluate compliance issues and documentation systems & provide operations oversight to suggest areas of improvement;
•	Review accounts payable and accounts receivable - revenue cycle and supply chain management; and
•	Liaison between medical office administrators and service providers.

A core focus of HSH’s MSO practice will be to provide consultation on the development and management of 100% MSO owned services in the ancillary space and provide operational support for them.

An MSO can be a gateway for providers to apply a population health lens to their practice or network with a focus on quality and outcomes, ultimately enabling the practice to better control overall the total cost of care. MSOs, administrative services organizations (ASOs), care management organizations (CMOs), population health services organizations (PHSOs) and the functions they provide, come in many shapes and sizes. The governance structure and functionality of an MSO is unique to the health system, independent practice association (IPA), ACO or health plan it is designed to serve. A provider taking risk can design or outsource an MSO for a single function/service or many functions/services depending on their needs. Many health systems are balancing the MSO type needs of a wholly owned or joint venture health plan, one or more ACOs and one or more IPAs. As a result, health systems and provider organizations are grappling with decisions about which functions they can realistically provide and how they can organize themselves to deliver these functions in a cost-effective way that allows them to capture and effectively manage as much of the premium dollar as possible.

HSH intends to work in collaboration with clients to help them understand the value of MSO infrastructure as they consider opportunities to manage risk, improve financial and clinical performance and meet the needs of all members. We plan that our to be formed subsidiary will help clients to understand the scope of MSO service and capabilities, assess existing MSO services and capabilities and recommend solutions to optimize performance, align with market drivers, and achieve both short and long-term member management goals. We also intend to assist providers to establish their own MSO entities, including build/buy decision support, to help best control and manage risk. We will custom tailor consulting fee arrangements to the economic capabilities of our clients with both hourly payment charge options, total gross project billing, or monthly and annual retainer services.

Healthcare Incubator & Accelerator

HSH intends to be a comprehensive medical incubator and innovation center, with a team dedicated to accelerating development, building businesses, and improving patient outcomes. HSH’s team to date has worked with clinician innovators, university tech transfer offices, and academic researchers to design, engineer, prototype, and facilitate commercialization of a broad range of innovative medical products and companies.

HSH’s core management team of physicians, clinicians, and M&A subject matter experts are intended to collaborate closely with new product development teams, MedTech entrepreneurs, and medical providers seeking to accelerate time to market while reducing costs.

HSH plans to work to diligently to identify High Growth Healthcare Companies (HGHCs) that are candidates for the public market. In this capacity, we seek to:

•	Leverage HSH’s relationships, assets, and experience to develop HGHCs.
•	Grow HGHCs by utilizing banking relationships to facilitate acquisitions.
•	Assist to and launch HGHCs to public markets.

We intend to perform these operations at the HSH level, and believe that our expertise in this field will prove valuable in our ability to identify and assist promising companies in this space.

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Consulting Agreements

HSH is currently a party to the following consulting agreements.

On July 15, 2018, HSH entered into a consulting agreement (the “Consulting Agreement”) with DMM Advisors, Inc. (the “Consultant”) pursuant to which HSH engaged the Consultant to provide general business, management, advisory and support consulting services to HSH. As compensation under the Consulting Agreement, HSH agreed to pay the Consultant a non-refundable retainer of $100,000 per month and agreed to pay the Consultant a monthly automobile allowance of $2,500.  The Consulting Agreement also provides that the Consultant will be eligible to receive awards from HSH under their stock and bonus plans once such plans are created and also eligible to be covered by liability insurance once HSH acquires same. Additionally, pursuant to the Consulting Agreement, the Consultant is eligible to receive a bonus in cash and in shares of HSH, as well as warrants to purchase shares of HSH, upon meeting certain milestones. The term of the Consulting Agreement is for a period of three (3) years and will be automatically renewed for one (1) year terms unless terminated. The Consulting Agreement can be terminated by HSH for “cause” as such term is defined in the Consulting Agreement and the Consultant can terminate the Consulting Agreement at any time for any reason by giving HSH 30 days’ notice. HSH can also terminate the Consulting Agreement without cause at any time. A copy of the Consulting Agreement is filed as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated by reference herein.

On October 1, 2018, HSH entered into a consulting agreement (the “Consulting Agreement”) with Stin Marketing Group, LLC (the “Consultant”) pursuant to which HSH engaged the Consultant to provide general business, advisory and transaction, support and consulting services to HSH. As compensation under the Consulting Agreement, HSH agreed to pay the Consultant by issuing warrants to purchase shares of HSH upon the occurrence of certain milestones. The term of the Consulting Agreement is for two (2) years and renews automatically for one (1) year terms unless terminated. The Consulting Agreement can be terminated by HSH for “cause” as such term is defined in the Consulting Agreement and the Consultant can terminate the Consulting Agreement at any time for any reason by giving HSH 30 days’ notice. HSH can also terminate the Consulting Agreement without cause at any time. A copy of the Consulting Agreement is filed as Exhibit 10.3 to this Current Report on Form 8-K and is incorporated by reference herein.

On October 1, 2018, HSH entered into a consulting agreement (the “Consulting Agreement”) with Tarun Jolly (the “Consultant”) pursuant to which HSH engaged the Consultant to provide general business, advisory and transaction, support and consulting services to HSH. As compensation under the Consulting Agreement, HSH agreed to pay the Consultant by issuing warrants to purchase shares of HSH upon the occurrence of certain milestones. The term of the Consulting Agreement is for two (2) years and renews automatically for one (1) year terms unless terminated. The Consulting Agreement can be terminated by HSH for “cause” as such term is defined in the Consulting Agreement and the Consultant can terminate the Consulting Agreement at any time for any reason by giving HSH 30 days’ notice. HSH can also terminate the Consulting Agreement without cause at any time. A copy of the Consulting Agreement is filed as Exhibit 10.4 to this Current Report on Form 8-K and is incorporated by reference herein.

On October 1, 2018, HSH entered into a consulting agreement (the “Consulting Agreement”) with 168 Capital, Inc. (the “Consultant”) pursuant to which HSH engaged the Consultant to provide general business, advisory and transaction, support and consulting services to HSH. As compensation under the Consulting Agreement, HSH agreed to pay the Consultant by issuing warrants to purchase shares of HSH upon the occurrence of certain milestones. The term of the Consulting Agreement is for two (2) years and renews automatically for one (1) year terms unless terminated. The Consulting Agreement can be terminated by HSH for “cause” as such term is defined in the Consulting Agreement and the Consultant can terminate the Consulting Agreement at any time for any reason by giving HSH 30 days’ notice. HSH can also terminate the Consulting Agreement without cause at any time. A copy of the Consulting Agreement is filed as Exhibit 10.5 to this Current Report on Form 8-K and is incorporated by reference herein.

On October 1, 2018, HSH entered into a consulting agreement (the “Consulting Agreement”) with Alpha Properties, LLC (the “Consultant”) pursuant to which HSH engaged the Consultant to provide general business, advisory and transaction, support and consulting services to HSH. As compensation under the Consulting Agreement, HSH agreed to pay the Consultant by issuing warrants to purchase shares of HSH upon the occurrence of certain milestones. The term of the Consulting Agreement is for two (2) years and renews automatically for one (1) year terms unless terminated. The Consulting Agreement can be terminated by HSH for “cause” as such term is defined in the Consulting Agreement and the Consultant can terminate the Consulting Agreement at any time for any reason by giving HSH 30 days’ notice. HSH can also terminate the Consulting Agreement without cause at any time. A copy of the Consulting Agreement is filed as Exhibit 10.6 to this Current Report on Form 8-K and is incorporated by reference herein.

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On July 15, 2018, HSH entered into a consulting agreement (the “Consulting Agreement”) with Black Label Services, Inc. (the “Consultant”) pursuant to which HSH engaged the Consultant to provide general business, management, advisory and support consulting services to HSH. As compensation under the Consulting Agreement, HSH agreed to pay the Consultant a non-refundable retainer of $100,000 per month and agreed to pay the Consultant a monthly automobile allowance of $2,500.  The Consulting Agreement also provides that the Consultant will be eligible to receive awards from HSH under their stock and bonus plans once such plans are created and also eligible to be covered by liability insurance once HSH acquires same. Additionally, pursuant to the Consulting Agreement, the Consultant is eligible to receive a bonus in cash and in shares of HSH, as well as warrants to purchase shares of HSH, upon meeting certain milestones. The term of the Consulting Agreement is for a period of five (5) years and will be automatically renewed for one (1) year terms unless terminated. The Consulting Agreement can be terminated by HSH for “cause” as such term is defined in the Consulting Agreement and the Consultant can terminate the Consulting Agreement at any time for any reason by giving HSH 30 days’ notice. HSH can also terminate the Consulting Agreement without cause at any time. A copy of the Consulting Agreement is filed as Exhibit 10.7 to this Current Report on Form 8-K and is incorporated by reference herein.

Suppliers

HSH, works with suppliers and manufacturing companies on a reseller basis. HSH utilizes its physician network to review, vet-out, and help implement new diagnostic and therapeutic treatments and devices in other physician offices. HSH is compensated by its suppliers and manufactures for the products and services that are resold through the HSH network. As noted above, HSH intends to form HSHD to conduct these operations in the future.

For ACM and HSHS, once these subsidiaries are formed, “supply” will be in the form of quality medical physicians and healthcare workers that we recruit from various sources.

HSH is not materially reliant on any one supplier for its products or service offerings.

Sales and Marketing

HSH utilizes third-party marketing agencies for its sales and marketing activities.

On October 6, 2020, HSH entered into a Master Services Agreement (the “MSA”) with GrowthMed, Inc., a California corporation (“GrowthMed”). Pursuant to the MSA, GrowthMed agreed to provide HSH with custom responsive design and initial website setup and creation services as well as maintenance services for same, webhosting, advertising, email hosting and other related services (referred to herein as the “Services”).  Pursuant to the MSA, HSH agreed to compensate GrowthMed with a total build fee of $30,000, including a $15,000 build fee deposit and a maintenance fee of $3,500 for the Services.  The minimum term of the MSA is for 12 months (the “Minimum Term”) at which time the MSA will automatically renew for subsequent six (6) month periods until terminated by either party. Prior to the conclusion of the Minimum Term, the MSA can be terminated by either party, for any reason or no reason, upon 3 months written notice to the other party. After the conclusion of the Minimum Term, the MSA can be terminated by either party upon 30 days’ notice to the other party, with such notice required to be made at least 30 days prior to the next upcoming renewal date.  The foregoing description of the MSA does not purport to be complete and is qualified in its entirety by the full text of the MSA, a copy of which is filed as Exhibit 10.8 hereto and is incorporated by reference herein.

GrowthMed is an industry leader in medical marketing. The agency is considered a leader at producing real, measurable results for its partners in healthcare. GrowthMed has a seasoned team of talented technologists and experienced marketing strategists. GrowthMed is a full-service medical marketing agency. Some of GrowthMed's core competencies include local SEO, telemedicine, custom website design, paid advertising, conversion optimization, lead management, and in-depth medical content writing. GrowthMed seeks to help its clients in healthcare grow by connecting them to a pool of prospective patients who are actively searching for medical information in their area.

GrowthMed has designed and developed all of the custom websites for HSH and plans to do so for its to be formed operating subsidiaries. They will be endeavoring to grow the business of HSH and its to be formed operating subsidiaries via digital marketing services, including but not limited to local search engine optimization for all of HSH’s locations, paid online advertising, email marketing, social media marketing, push notifications, and more.

HSH has also engaged Hearst Media Services - a full-service marketing/communications and technology firm that has been delivering targeted multi-channel programs and services for more than 100 years – to assist the Company with its digital marketing strategy. HSH entered into an agreement (the “Agreement”) with Hearst Media Services on February 11, 2021 for the foregoing services. There is a $13,000 set up fee and a $600 monthly rate payable by HSH to Hearst Media Services under the Agreement as compensation for the services thereunder. The foregoing description of the Agreement does not purport to be complete and is qualified in its entirety by the full text of the Agreement, a copy of which is filed as Exhibit 10.9 hereto and is incorporated by reference herein.

HSH believes that GrowthMed and Hearst Media Services will help raise the Company’s profile and create increased awareness and greater visibility of HSH in the medical industry.

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Competition

We have experienced, and expect to continue to experience, intense competition from a number of companies. Our primary competitors are HCA Healthcare, Texas Health Resources, UT Southwestern Medical Center, Tenet, DaVita and VCA. HSH is seeking to create a paradigm shift in the healthcare industry by creating a new form of national healthcare complex that is highly efficient, provides greater access for all patients and drives superior patient outcomes. We believe that this paradigm shift will improve the financial sustainability of the American healthcare system and lead to a higher quality of care.

However, many of our competitors and potential competitors have significantly greater financial, technological, and other resources and name recognition than we do and more established distribution networks and relationships with healthcare providers. As a result, many of these companies may respond more quickly to new or emerging technologies and standards and changes in customer requirements. These companies may be able to invest more resources in research and development, strategic acquisitions, sales and marketing, patent prosecution, litigation, and financing capital equipment acquisitions for their customers.

Industry Overview

HSH operates in the healthcare industry and seeks to implement and operate innovative health care models to create a patient-centered, physician-centric experience.

According to the US Bureau of Labor Statistics’ Occupational Outlook Handbook dated as of September 1, 2020, employment in healthcare occupations is projected to grow 15% from 2019 to 2029, much faster than the average for all occupations, adding about 2.4 million new jobs. Healthcare occupations are projected to add more jobs than any of the other occupational groups. This projected growth is mainly due to an aging population, leading to greater demand for healthcare services.

According to a report titled “Ambulatory Surgery Centers Market by Product, By Component, By Specialty Type, and By Geography - Global Drivers, Restraints, Opportunities, Trends, and Forecast up to 2026" released by Research and Markets dated November 29, 2020, the estimated market value of Ambulatory Surgery Centers in 2020 was $1.89 billion.

Ambulatory Surgery Centers are transforming healthcare delivery as well as the market for medical devices and equipment. By focusing on routine, lower-risk procedures in a more convenient setting, ASCs can offer surgical procedures at rates 35% to 50% lower than hospitals, according to a September 2019 report published by Bain & Company.

The Urgent Care Association released its 2019 benchmarking report that showed the total number of centers had reached 9,616 as of November 2019, a 9.6% jump from the previous year. The number of Urgent Care Centers has increased steadily each year from 2013, when the total number of Urgent Care Centers was 6,100. Both Urgent Care Centers and Retail Clinics have continued to grow across the US as patients look for convenience and affordability, creating competition with traditional hospital and physician practice services.

Factors which are driving the market growth of Ambulatory Surgical Centers are an increase in the number of surgeries, a rise in the incidence of chronic diseases, and growth in the geriatric population. In addition to the above-mentioned factors, the advancements in technology, and surging demand for minimally invasive surgeries are fueling the growth of the Ambulatory Surgical Center market. The ASC’s are more economical as compared to the hospitals and nursing homes as they help patients with instant medical services and quick discharge facilities.

There is a demand to reduce increasing healthcare costs and move from inpatient to outpatient surgical procedures. The rising need of IT solutions such as Telehealth, and Remote Monitoring of the patient for better management creates the market opportunity for Ambulatory Surgical Centers vendors to fulfill both the residential as well as commercial demand.

The rising number of diseases and demand for outpatient surgery has heightened the growth of the Ambulatory Surgical Centers. The ASC’s are more economical as compared to the hospitals and nursing homes as they help patients with instant medical services and quick discharge facilities. Further, the vendors of Ambulatory Surgical Centers are spending huge capital in acquiring companies in order to develop innovative and technologically advanced Ambulatory Surgical Centers that can offer surgical treatment for various diseases.

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The growing rate of old age population and high occurrence of chronic diseases, gastrointestinal, diabetes resulting in eye related diseases, musculoskeletal and other diseases are the major drivers behind the opening of the technologically advanced Ambulatory Surgery Centers equipped with improved pain operating methods in the United States. The US ASC market is expected to grow at a remarkable pace in future. The demand for highly advanced ambulatory surgical centers is getting stronger all across the United States on the account of positive government initiatives to develop advanced healthcare infrastructure which is further offering opportunities for various ambulatory surgical center companies to expand their presence in the United States.

Governmental Regulation

Significant Federal and State Healthcare Laws Governing Our Business

As a healthcare company, we are subject to various laws and regulations governing our business. For example, all of our comprehensive care locations need to be licensed with the Centers for Medicare and Medicaid Services and state medical boards along with all of the physicians and nurse practitioners that are providing the medical care. All Ambulatory Surgery Centers must also go through a complex licensing procedure with the state in which they are located as well as all of the medical staff at each location.

Our operations and relationships with healthcare providers such as doctors, MSOs, hospitals, other healthcare facilities, and healthcare professionals are subject to extensive and increasing regulation by numerous federal, state, and local government entities. These laws and regulations often are interpreted broadly and enforced aggressively by multiple government agencies, including the U.S. Department of Health and Human Services Office of the Inspector General, the U.S. Department of Justice, Centers for Medicare and Medicaid, and various state authorities. We have included brief descriptions of some, but not all, of the laws and regulations that affect our business below.

Imposition of liabilities associated with a violation of any of these healthcare laws and regulations could have a material adverse effect on our business, financial condition, and results of operations. The Company cannot guarantee that its arrangements or business practices will not be subject to government scrutiny or be found to violate certain healthcare laws. Government investigations and prosecutions, even if we are ultimately found to be without fault, can be costly and disruptive to our business. Moreover, changes in healthcare legislation or government regulation may restrict our existing operations, limit the expansion of our business, or impose additional compliance requirements and costs, any of which could have a material adverse effect on our business, financial condition, and results of operations.

False Claims Acts

The federal False Claims Act imposes civil liability on individuals or entities that submit false or fraudulent claims for payment to the federal government. The False Claims Act provides, in part, that the federal government may bring a lawsuit against any person whom it believes has knowingly or recklessly presented, or caused to be presented, a false or fraudulent request for payment from the federal government, or who has made a false statement or used a false record to get a claim for payment approved. Private parties may initiate qui tam whistleblower lawsuits against any person or entity under the False Claims Act in the name of the government and may share in the proceeds of a successful suit.

The federal government has used the False Claims Act to prosecute a wide variety of alleged false claims and fraud allegedly perpetrated against Medicare and state healthcare programs. By way of illustration, these prosecutions may be based upon alleged coding errors, billing for services not rendered, billing services at a higher payment rate than appropriate, and billing for care that is not considered medically necessary. The government and a number of courts also have taken the position that claims presented in violation of certain other statutes, including the federal Anti-Kickback Statute or the Stark Law, can be considered a violation of the False Claims Act based on the theory that a provider impliedly certifies compliance with all applicable laws, regulations, and other rules when submitting claims for reimbursement.

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Penalties for False Claims Act violations include fines ranging from $5,500 to $11,000 for each false claim, plus up to three times the amount of damages sustained by the government. A False Claims Act violation may provide the basis for the imposition of administrative penalties as well as exclusion from participation in governmental healthcare programs, including Medicare and Medicaid. In addition to the provisions of the False Claims Act, which provide for civil enforcement, the federal government also can use several criminal statutes to prosecute persons who are alleged to have submitted false or fraudulent claims for payment to the federal government.

A number of states have enacted false claims acts that are similar to the federal False Claims Act. Even more states are expected to do so in the future because Section 6031 of the Deficit Reduction Act of 2005 (“DRA”), amended the federal law to encourage these types of changes, along with a corresponding increase in state initiated false claims enforcement efforts. Under the DRA, if a state enacts a false claims act that is at least as stringent as the federal statute and that also meets certain other requirements, the state will be eligible to receive a greater share of any monetary recovery obtained pursuant to certain actions brought under the state’s false claims act. The Office of Inspector General (“OIG”), in consultation with the Attorney General of the United States, is responsible for determining if a state’s false claims act complies with the statutory requirements.

Anti-Kickback Statutes

The federal Anti-Kickback Statute is a provision of the Social Security Act that prohibits as a felony offense the knowing and willful offer, payment, solicitation or receipt of any form of remuneration in return for, or to induce, (1) the referral of a patient for items or services for which payment may be made in whole or part under Medicare, Medicaid or other federal healthcare programs, (2) the furnishing or arranging for the furnishing of items or services reimbursable under Medicare, Medicaid or other federal healthcare programs or (3) the purchase, lease, or order or arranging or recommending the purchasing, leasing or ordering of any item or service reimbursable under Medicare, Medicaid or other federal healthcare programs. The Affordable Care Act (“ACA”) amended section 1128B of the Social Security Act to make it clear that a person need not have actual knowledge of the statute, or specific intent to violate the statute, as a predicate for a violation. The OIG, which has the authority to impose administrative sanctions for violation of the statute, has adopted as its standard for review a judicial interpretation which concludes that the statute prohibits any arrangement where even one purpose of the remuneration is to induce or reward referrals. A violation of the Anti-Kickback Statute is a felony punishable by imprisonment, criminal fines of up to $25,000, civil fines of up to $50,000 per violation and three times the amount of the unlawful remuneration. A violation also can result in exclusion from Medicare, Medicaid, or other federal healthcare programs. In addition, pursuant to the changes of the ACA, a claim that includes items or services resulting from a violation of the Anti-Kickback Statute is a false claim for purposes of the False Claims Act.

Due to the breadth of the Anti-Kickback Statute’s broad prohibitions, statutory exceptions exist that protect certain arrangements from prosecution. In addition, the OIG has published safe harbor regulations that specify arrangements that also are deemed protected from prosecution under the Anti-Kickback Statute, provided all applicable criteria are met. The failure of an activity to meet all of the applicable safe harbor criteria does not necessarily mean that the particular arrangement violates the Anti-Kickback Statute, but these arrangements may be subject to scrutiny and prosecution by enforcement agencies.

Some states have enacted statutes and regulations similar to the Anti-Kickback Statute, but which may be applicable regardless of the payor source for the patient. These state laws may contain exceptions and safe harbors that are different from and/or more limited than those of the federal law and that may vary from state to state.

Federal Stark Law

The federal Stark Law, also known as the physician self-referral law, generally prohibits a physician from referring Medicare and Medicaid patients to an entity (including hospitals) providing ‘‘designated health services,’’ if the physician or a member of the physician’s immediate family has a ‘‘financial relationship’’ with the entity, unless a specific exception applies. Designated health services include, among other services, inpatient and outpatient hospital services, clinical laboratory services, certain imaging services, and other items or. The prohibition applies regardless of the reasons for the financial relationship and the referral; and therefore, unlike the federal Anti-Kickback Statute, intent to violate the law is not required. Like the Anti-Kickback Statute, the Stark Law contains a number of statutory and regulatory exceptions intended to protect certain types of transactions and business arrangements from penalty. Unlike safe harbors under the Anti-Kickback Statute with which compliance is voluntary, an arrangement must comply with every requirement of a Stark Law exception or the arrangement is in violation of the Stark Law.

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The penalties for violating the Stark Law can include the denial of payment for services ordered in violation of the statute, mandatory refunds of any sums paid for such services and civil penalties of up to $15,000 for each violation, double damages, and possible exclusion from future participation in the governmental healthcare programs. A person who engages in a scheme to circumvent the Stark Law’s prohibitions may be fined up to $100,000 for each applicable arrangement or scheme.

Some states have enacted statutes and regulations similar to the Stark Law, but which may be applicable to the referral of patients regardless of their payor source and which may apply to different types of services. These state laws may contain statutory and regulatory exceptions that are different from those of the federal law and that may vary from state to state.

Because the Stark Law and its implementing regulations continue to evolve, we do not always have the benefit of significant regulatory or judicial interpretation of this law and its regulations. There can be no assurance that the arrangements entered into by us with physicians and facilities will be found to be in compliance with the Stark Law, as it ultimately may be implemented or interpreted.

Health Information Privacy and Security Standards

Among other directives, the Administrative Simplification Provisions of the Health Insurance Portability and Accountability Act of 1996 (“HIPAA”), required the Department of Health and Human Services, or the HHS, to adopt standards to protect the privacy and security of certain health-related information. The HIPAA privacy regulations contain detailed requirements concerning the use and disclosure of individually identifiable health information by “HIPAA covered entities,” which include entities like the Company, and the providers we may work with.

In addition to the privacy requirements, HIPAA covered entities must implement certain administrative, physical, and technical security standards to protect the integrity, confidentiality and availability of certain electronic health information received, maintained, or transmitted. HIPAA also implemented the use of standard transaction code sets and standard identifiers that covered entities must use when submitting or receiving certain electronic healthcare transactions, including activities associated with the billing and collection of healthcare claims.

The American Recovery and Reinvestment Act enacted on February 18, 2009, included the Health Information Technology for Economic and Clinical Health Act (HITECH) which modified the HIPAA legislation significantly. Pursuant to HITECH, certain provisions of the HIPAA privacy and security regulations become directly applicable to “HIPAA business associates”.

Violations of the HIPAA privacy and security standards may result in civil and criminal penalties. Historically, these included: (1) civil money penalties of $100 per incident, to a maximum of $25,000, per person, per year, per standard violated and (2) depending upon the nature of the violation, fines of up to $250,000 and imprisonment for up to ten years. The passage of HITECH significantly modified the enforcement structure, creating a tiered system of civil money penalties that range from $100 to $50,000 per violation, with a cap of $1.5 million per year for identical violations. We must also comply with the “breach notification” regulations, which implement certain provisions of HITECH. Under these regulations, in addition to reasonable remediation, covered entities must promptly notify affected individuals in the case of a breach of “unsecured PHI,” which is defined by HHS guidance, as well as the HHS Secretary and the media in cases where a breach affects more than 500 individuals. Breaches affecting fewer than 500 individuals must be reported to the HHS Secretary on an annual basis. The regulations also require business associates of covered entities to notify the covered entity of breaches at or by the business associate.

Many states also have laws that protect the privacy and security of confidential, personal information. These laws may be similar to or even more stringent than the federal provisions. Not only may some of these state laws impose fines and penalties upon violators, but some may afford private rights of action to individuals who believe their personal information has been misused.

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Financial Information and Privacy Standards

In addition to privacy and security laws focused on health care data, multiple other federal and state laws regulate the use and disclosure of consumer’s financial information (“Personal Information”). Many of these laws also require administrative, technical, and physical safeguards to prevent unauthorized use or disclosure of Personal Information, including mandated processes and timeframes for notification of possible or actual breaches of Personal Information to the affected individual. The Federal Trade Commission primarily oversees compliance with the federal laws relevant to us, while state laws are addressed by the state attorney general or other respective state agencies. As with HIPAA, enforcement of laws protecting financial information is increasing. Examples of relevant federal laws include the Fair Credit Reporting Act, the Electronic Communications Privacy Act, and the Computer Fraud and Abuse Act.

Other Federal Healthcare Compliance Laws

We are also subject to other federal healthcare laws.

In 1995, Congress amended the federal criminal statutes set forth in Title 18 of the United States Code by defining additional federal crimes that could have an impact on our business, including “Health Care Fraud” and “False Statements Relating to Health Care Matters.” The Health Care Fraud provision prohibits any person from knowingly and willfully executing, or attempting to execute, a scheme to defraud any healthcare benefit program. As defined in this provision of Title 18, a “healthcare benefit program” can be either a government or private payor plan. Violation of this statute may be charged as a felony offense and may result in fines, imprisonment, or both. The ACA amended section 1347 of Title 18 to provide that a person may be convicted under the Health Care Fraud provision even in the absence of proof that the person had actual knowledge of, or specific intent to violate, the statute.

The False Statements Relating to Health Care Matters provision prohibits, in any matter involving a federal health care program, anyone from knowingly and willfully falsifying, concealing, or covering up, by any trick, scheme or device, a material fact, or making any materially false, fictitious, or fraudulent statement or representation, or making or using any materially false writing or document knowing that it contains a materially false or fraudulent statement. A violation of this statute may be charged as a felony offense and may result in fines, imprisonment, or both.

Under the Civil Monetary Penalties law of the Social Security Act, a person, including any individual or organization, may be subject to civil monetary penalties, treble damages, and exclusion from participation in federal health care programs for certain specified conduct. One provision of the Civil Monetary Penalties law precludes any person (including an organization) from knowingly presenting or causing to be presented to any United States officer, employee, agent, or department, or any state agency, a claim for payment for medical or other items or services that the person knows or should know (a) were not provided as described in the coding of the claim, (b) is a false or fraudulent claim, (c) is for a service furnished by an unlicensed physician, (d) is for medical or other items or service furnished by a person or an entity that is in a period of exclusion from the program or (e) are medically unnecessary items or services. Violations of the law may result in penalties of up to $10,000 per claim, treble damages, and exclusion from federal healthcare programs. In addition, the OIG may impose civil monetary penalties against any physician who knowingly accepts payment from a hospital (as well as against the hospital making the payment) as an inducement to reduce or limit services provided to Medicare or Medicaid program beneficiaries. Further, except as specifically permitted under the Civil Monetary Penalties law, a person who offers or transfers to a Medicare or Medicaid beneficiary any remuneration that the person knows or should know is likely to influence the beneficiary’s selection of a particular provider of Medicare or Medicaid payable items or services may be liable for civil money penalties of up to $10,000 for each wrongful act.

Other State Healthcare Compliance Provisions

In addition to the state laws previously described, we also are subject to other state fraud and abuse statutes and regulations. Many of the states in which we operate or plan to expand to have adopted a form of anti-kickback law, self-referral prohibition, and false claims and insurance fraud prohibition. The scope of these laws and the interpretations of them vary from state to state and are enforced by state courts and regulatory authorities, each with broad discretion. Generally, state laws reach to all healthcare services and not just those covered under a governmental healthcare program. A determination of liability under any of these laws could result in fines and penalties and restrictions on our ability to operate in these states. We cannot assure that our arrangements or business practices will not be subject to government scrutiny or be found to violate applicable fraud and abuse laws.

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Licensing, Certification, Accreditation and Related Laws and Guidelines

The providers we may work with are subject to numerous federal, state, and local licensing laws and regulations, relating to, among other things, professional credentialing, and professional ethics. Since the Company provides its services to healthcare facilities, it may indirectly be subject to laws applicable to those entities as well as ethical guidelines and operating standards of professional trade associations and private accreditation commissions, such as the American Medical Association and The Joint Commission. There are penalties for non-compliance with these laws and standards, including loss of professional license, civil or criminal fines and penalties, loss of hospital admitting privileges, and exclusion from participation in various governmental and other third-party healthcare programs. Our ability to operate profitably will depend, in part, upon our ability and the ability of the providers to obtain and maintain all necessary licenses and other approvals and operate in compliance with applicable health care laws and regulations, including any new laws and regulations or new interpretations of existing laws and regulations.

Intellectual Property

The Company does not currently own any patents or trademarks. The Company expects to rely on trade secrets and proprietary know-how protection for our confidential and proprietary information, however we have not yet taken security measures to protect this information.

Employees

We currently have 10 full time employees, 12 consultants, 6 independently contracted sales representatives and no part time employees.

Coronavirus (COVID-19)

On March 11, 2020, the World Health Organization declared the COVID-19 outbreak to be a global pandemic which continues to spread throughout the U.S. and the globe. In addition to the devastating effects on human life, the pandemic is having a negative ripple effect on the global economy, leading to disruptions and volatility in the global financial markets. Most U.S. states and many countries have issued policies intended to stop or slow the further spread of the disease such as issuing temporary Executive Orders that, among other stipulations, effectively prohibit in-person work activities for most industries and businesses, having the effect of suspending or severely curtailing operations. COVID-19 and the US’s response to the pandemic are significantly affecting the economy. There are no comparable events that provide guidance as to the effect the COVID-19 pandemic may have, and, as a result, the ultimate effect of the pandemic is highly uncertain and subject to change. COVID-19 has already hindered or slowed many of HSH’s businesses, including but not limited to our growth and growth strategies, developments in the marketplace for products, therapies and services, financial results, research and development strategy, regulatory approvals, and competitive strengths. The direct or indirect impact of COVID-19 on our business, results of operations and/or financial condition, continues today, but HSH has thus far weathered the pandemic storm and continues to seek to improve our level of service and patient care. The extent of the ultimate impact of the pandemic on the Company’s operational and financial performance will depend on various developments, including the duration and spread of the outbreak, which cannot be reasonably predicted at this time. Accordingly, while management reasonably expects the COVID-19 outbreak to negatively impact the Company, the related consequences and duration are highly uncertain and cannot be predicted at this time.

Reports to Security Holders

We intend to furnish our shareholders annual reports containing financial statements audited by our independent registered public accounting firm and to make available quarterly reports containing unaudited financial statements for each of the first three quarters of each year. We file Quarterly Reports on Form 10-Q, Annual Reports on Form 10-K and Current Reports on Form 8-K with the Securities and Exchange Commission in order to meet our timely and continuous disclosure requirements. We may also file additional documents with the Commission if they become necessary in the course of our company’s operations.

The public may read and copy any materials that we file with the SEC at the SEC's Public Reference Room at 100 F Street, NE, Washington, D.C. 20549. The public may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC maintains an Internet site that contains reports, proxy and information statements, and other information regarding issuers that file electronically with the SEC. The address of that site is www.sec.gov.

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RISK FACTORS

In this “RISK FACTORS” section of this Form 8-K, any references to “the Company,” “we,” “us,” “our” or words of similar import, refer to the Company and HSH on a combined basis, unless otherwise noted whereby “HSMG” refers to Healthcare Solutions Management Group, Inc. and “HSH” refers to Healthcare Solutions Holdings, Inc.

YOU SHOULD CAREFULLY CONSIDER THE RISKS AND UNCERTAINTIES DESCRIBED BELOW AND THE OTHER INFORMATION CONTAINED OR INCORPORATED BY REFERENCE IN THIS CURRENT REPORT ON FORM 8-K BEFORE DECIDING WHETHER TO INVEST IN THE COMPANY’S COMMON STOCK. ADDITIONAL RISKS AND UNCERTAINTIES NOT PRESENTLY KNOWN TO THE COMPANY OR THAT THE COMPANY CURRENTLY DEEMS IMMATERIAL MAY ALSO IMPAIR THE COMPANY’S BUSINESS OPERATIONS. IF ANY OF THE FOLLOWING RISKS ACTUALLY OCCUR, THE COMPANY’S BUSINESS, FINANCIAL CONDITION OR OPERATING RESULTS COULD BE MATERIALLY ADVERSELY AFFECTED. IN SUCH CASE, THE TRADING PRICE OR THE COMPANY’S COMMON STOCK COULD DECLINE AND YOU MAY LOSE PART OR ALL OF YOUR INVESTMENT. THIS CURRENT REPORT ON FORM 8-K ALSO CONTAINS FORWARD-LOOKING STATEMENTS THAT INVOLVE RISKS AND UNCERTAINTIES. PLEASE SEE “CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS”.

Risks Related to Our Company, Business and Industry

HSMG was previously in receivership.

HSMG was previously in receivership. On May 16, 2016, pursuant to Case Number A16-733815-B, Nevada’s 8th Judicial District, Business Court, appointed Robert Stevens as receiver (the “Receiver”) for the Company. Creditors of the Company were required to provide claims in writing under oath on or before November 3, 2016, or they would be barred under Nevada Revised Statute §78.675. Since May 16, 2016, through the date of the Merger, the Company was operating under the direction of the Receiver. On March 5, 2018, the District Court in Clark County, Nevada approved a plan of reorganization for the Company and the discharge of the Receiver upon completion of his duties under the court order. Upon the Closing of the Merger, the reorganization of the Company described in the court order was completed and, as a result and pursuant to the court order dated March 5, 2018, the Receiver was automatically discharged and the receivership was automatically terminated such that no further action is needed by the Receiver or the Company in connection with the receivership, and such that Company is no longer in receivership.

Our auditors have indicated that there is substantial doubt about our ability to continue as a going concern.

HSH’s financial statements have been prepared assuming that HSH will continue as a going concern, which contemplates realization of assets and the satisfaction of liabilities in the normal course of business for the twelve-month period following the date of the financial statements for HSH included elsewhere in this report. On a consolidated basis, HSH has incurred significant operating losses since inception. Because HSH does not expect that existing operational cash flow will be sufficient to fund presently anticipated operations, this raises substantial doubt about HSH’s ability to continue as a going concern. Therefore, HSH will need to raise additional funds and is currently exploring alternative sources of financing. Historically, HSH has raised capital through private placements, notes payable and related party loans as an interim measure to finance working capital needs and may continue to raise additional capital through the sale of common stock or other securities and obtaining some short-term loans in order to fund its operations. On December 31, 2020, HSH had an accumulated deficit of $10,685,909. Excluding investments of $89,244,250 which are not intended to be used for working capital, HSH had negative working capital of $10,315,992. The financial statements do not include any adjustments that might be necessary if HSH is unable to continue as a going concern. HSH’s continuation as a going concern is dependent upon the ability to raise financing from third parties and generating revenues from operations. There is no assurance that HSH will be successful in doing so. For further discussion about our ability to continue as a going concern and our plan for future liquidity, see “Management’s Discussion and Analysis of Financial Condition and Results of Operations.”

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We are an early-stage company with a limited operating history. Such limited operating history may not provide an adequate basis to judge our future prospects and results of operations.

We have a limited operating history. HSH was formed on November 27, 2017. We have limited experience and operating history in which to assess our future prospects as a company. In addition, the market for our products and services is highly competitive. If we fail to successfully develop and offer our products and services in an increasingly competitive market, we may not be able to capture the growth opportunities associated with them or recover our development and marketing costs, and our future results of operations and growth strategies could be adversely affected. Our limited history may not provide a meaningful basis for investors to evaluate our business, financial performance, and prospects.

We may fail to successfully execute our business plan.

Our shareholders may lose their entire investment if we fail to execute our business plan. Our prospects must be considered in light of the following risks and uncertainties, including but not limited to, competition, the erosion of ongoing revenue streams, the ability to retain experienced personnel and general economic conditions. We cannot guarantee that we will be successful in executing our business plan. If we fail to successfully execute our business plan, we may be forced to cease operations, in which case our shareholders may lose their entire investment.

We have a history of losses and may have to further reduce our costs by curtailing future operations to continue as a business.

Historically we have had operating losses and our cash flow has been inadequate to support our ongoing operations. Our ability to fund our capital requirements out of our available cash and cash generated from our operations depends on a number of factors, including our ability to gain interest in our products and services and continue growing our existing operations. If we cannot continue to generate positive cash flow from operations, we will have to reduce our costs and try to raise working capital from other sources. These measures could materially and adversely affect our ability to execute our operations and expand our business.

The Company may suffer from lack of availability of additional funds.

We expect to have ongoing needs for working capital in order to fund operations and to continue to expand our operations. To that end, we will be required to raise additional funds through equity or debt financing. However, there can be no assurance that we will be successful in securing additional capital on favorable terms, if at all. If we are successful, whether the terms are favorable or unfavorable, there is a potential that we will fail to comply with the terms of such financing, which could result in severe liability for our Company. If we are unsuccessful, we may need to (a) initiate cost reductions; (b) forego business development opportunities; (c) seek extensions of time to fund liabilities, or (d) seek protection from creditors. In addition, any future sale of our equity securities would dilute the ownership and control of your shares and could be at prices substantially below prices at which our shares currently trade. Our inability to raise capital could require us to significantly curtail or terminate our operations altogether. We may seek to increase our cash reserves through the sale of additional equity or debt securities. The sale of convertible debt securities or additional equity securities could result in additional and potentially substantial dilution to our shareholders. The incurrence of indebtedness would result in increased debt service obligations and could result in operating and financing covenants that would restrict our operations and liquidity. In addition, our ability to obtain additional capital on acceptable terms is subject to a variety of uncertainties.

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In addition, if we are unable to generate adequate cash from operations, and if we are unable to find sources of funding, it may be necessary for us to sell all or a portion of our assets, enter into a business combination, or reduce or eliminate operations. These possibilities, to the extent available, may be on terms that result in significant dilution to our shareholders or that result in our shareholders losing all of their investment in our Company.

Our acquisition strategy creates risks for our business.

We expect that we will pursue acquisitions of other businesses, assets, or technologies to grow our business. We may fail to identify attractive acquisition candidates, or we may be unable to reach acceptable terms for future acquisitions. We might not be able to raise enough cash to compete for attractive acquisition targets. If we are unable to complete acquisitions in the future, our ability to grow our business at our anticipated rate will be impaired.

We may pay for acquisitions by issuing additional shares of our common stock, which would dilute our stockholders, or by issuing debt, which could include terms that restrict our ability to operate our business or pursue other opportunities and subject us to meaningful debt service obligations. We may also use significant amounts of cash to complete acquisitions. To the extent that we complete acquisitions in the future, we likely will incur future depreciation and amortization expenses associated with the acquired assets. We may also record significant amounts of intangible assets, including goodwill, which could become impaired in the future. Acquisitions involve numerous other risks, including:

●	difficulties integrating the operations, technologies, services, and personnel of the acquired companies;

●	challenges maintaining our internal standards, controls, procedures, and policies;

●	diversion of management’s attention from other business concerns;

●	over-valuation by us of acquired companies;

●	litigation resulting from activities of the acquired company, including claims from terminated employees, customers, former stockholders and other third parties;

●	insufficient revenues to offset increased expenses associated with the acquisitions and unanticipated liabilities of the acquired companies;

●	insufficient indemnification or security from the selling parties for legal liabilities that we may assume in connection with our acquisitions;

●	entering markets in which we have no prior experience and may not succeed;

●

risks associated with foreign acquisitions, such as communication and integration problems resulting from geographic dispersion and language and cultural differences, compliance with foreign laws and regulations and general economic or political conditions in other countries or regions;

●	potential loss of key employees of the acquired companies; and

●	impairment of relationships with clients and employees of the acquired companies or our clients and employees as a result of the integration of acquired operations and new management personnel.

Our management team’s attention may be diverted by recent acquisitions and searches for new acquisition targets, and our business and operations may suffer adverse consequences as a result.

Mergers and acquisitions are time intensive, requiring significant commitment of our management team’s focus and resources. If our management team spends too much time focused on recent acquisitions or on potential acquisition targets, our management team may not have sufficient time to focus on our existing business and operations. This diversion of attention could have material and adverse consequences on our operations and our ability to be profitable.

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The outbreak of the coronavirus may cause an overall decline in the economy as a whole and may materially harm our Company.

On March 11, 2020, the World Health Organization declared the COVID-19 outbreak to be a global pandemic which continues to spread throughout the U.S. and the globe. In addition to the devastating effects on human life, the pandemic is having a negative ripple effect on the global economy, leading to disruptions and volatility in the global financial markets. Most U.S. states and many countries have issued policies intended to stop or slow the further spread of the disease such as issuing temporary Executive Orders that, among other stipulations, effectively prohibit in-person work activities for most industries and businesses, having the effect of suspending or severely curtailing operations. COVID-19 and the US’s response to the pandemic are significantly affecting the economy. There are no comparable events that provide guidance as to the effect the COVID-19 pandemic may have, and, as a result, the ultimate effect of the pandemic is highly uncertain and subject to change. COVID-19 has already hindered or slowed many of HSH’s businesses, including but not limited to our growth and growth strategies, developments in the marketplace for products, therapies and services, financial results, research and development strategy, regulatory approvals, and competitive strengths. The direct or indirect impact of COVID-19 on our business, results of operations and/or financial condition, continues today, but HSH has thus far weathered the pandemic storm and continues to seek to improve our level of service and patient care. The extent of the ultimate impact of the pandemic on the Company’s operational and financial performance will depend on various developments, including the duration and spread of the outbreak, which cannot be reasonably predicted at this time. Accordingly, while management reasonably expects the COVID-19 outbreak to negatively impact the Company, the related consequences and duration are highly uncertain and cannot be predicted at this time.

We may be unable to scale our operations successfully.

Our growth strategy will place significant demands on our management and financial, administrative, and other resources. Operating results will depend substantially on the ability of our officers and key employees to manage changing business conditions and to implement and improve our financial, administrative, and other resources. If the Company is unable to respond to and manage changing business conditions, or the scale of its operations, then the quality of its services, its ability to retain key personnel, and its business could be harmed.

The Company may suffer from a lack of liquidity.

By incurring indebtedness, the Company subjects itself to increased debt service obligations which could result in operating and financing covenants that would restrict our operations and liquidity. This would impair our ability to hire the necessary senior and support personnel required for our business, as well carry out its acquisition strategy and other business objectives.

Economic conditions or changing consumer preferences could adversely impact our business.

A downturn in economic conditions in one or more of the Company’s markets could have a material adverse effect on our results of operations, financial condition, business, and prospects. In addition, an economic downturn, coupled with sustained unemployment, may also impact the number of enrollees in managed care programs as well as the profitability of managed care companies, which could result in reduced reimbursement rates. The existing federal deficit, as well as deficit spending by the government as the result of adverse developments in the economy or other reasons, can lead to continuing pressure to reduce government expenditures for other purposes, including government-funded programs in which we participate, such as Medicare and Medicaid. Such actions in turn may adversely affect our results of operations. Although we attempt to stay informed of government and customer trends, any sustained failure to identify and respond to trends could have a material adverse effect on our results of operations, financial condition, business, and prospects.

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The Company’s success depends upon the ability to adapt to a changing market and continued development of additional products and services.

Although we expect to provide a broad and competitive range of products and services, there can be no assurance of acceptance by the marketplace. The procurement of new contracts by the Company may be dependent upon the continuing results achieved, upon pricing and operational considerations, as well as the potential need for continuing improvement to existing products and services. Moreover, the markets for such products and services may not develop as expected nor can there be any assurance that we will be successful in our marketing of any such services.

The healthcare industry is competitive, and we may not be able to compete effectively.

There are other companies and individuals currently providing similar products and services as us in the healthcare industry. We compete directly with national, regional, and local companies. Other companies could enter the market in the future and divert some or all of our business. Our competitors may have greater financial and other resources available to them. Existing or future competitors also may seek to compete with us for acquisitions, which could have the effect of increasing the price and reducing the number of suitable acquisitions, which would have an adverse impact on our growth strategy. We may be unable to successfully compete with these competitors and may expend significant resources without success.

The requirements of remaining a public company may strain our resources and distract our management, which could make it difficult to manage our business.

We are required to comply with various regulatory and reporting requirements, including those required by the SEC. Complying with these reporting and other regulatory requirements are time-consuming and expensive and could have a negative effect on our business, results of operations and financial condition.

The commercial success of our products and services is dependent, in part, on factors outside our control.

The commercial success of our products and services is dependent upon unpredictable and volatile factors beyond our control, such as the success of our competitors’ products and services. Our failure to attract market acceptance and a sustainable competitive advantage over our competitors would materially harm our business.

We are required to comply with certain provisions of Section 404 of the Sarbanes-Oxley Act of 2002, as amended (the “Sarbanes-Oxley Act”) and if we fail to continue to comply, our business could be harmed, and the price of our securities could decline.

Rules adopted by the SEC pursuant to Section 404 of the Sarbanes-Oxley Act require an annual assessment of internal control over financial reporting, and for certain issuers an attestation of this assessment by the issuer’s independent registered public accounting firm. The standards that must be met for management to assess the internal control over financial reporting as effective are evolving and complex, and require significant documentation, testing, and possible remediation to meet the detailed standards. We expect to incur significant expenses and to devote resources to Section 404 compliance on an ongoing basis. It is difficult for us to predict how long it will take or costly it will be to complete the assessment of the effectiveness of our internal control over financial reporting for each year and to remediate any deficiencies in our internal control over financial reporting. As a result, we may not be able to complete the assessment and remediation process on a timely basis. In the event that our Chief Executive Officer or Chief Financial Officer determines that our internal control over financial reporting is not effective as defined under Section 404, we cannot predict how regulators will react or how the market prices of our securities will be affected; however, we believe that there is a risk that investor confidence and the market value of our securities may be negatively affected.

We are currently delinquent in our SEC Reporting Obligations for the periodic reports due to be filed from June 2014 to March 2019.

We are currently delinquent in our SEC Reporting Obligations for the periodic reports due to be filed from June 2014 to March 2019. The Company plans to make up the foregoing reports, however, there can be no assurance that it will be able to do so as planned. If we are unable to make up such delinquent periodic reports it may cause difficulties in FINRA processing the Company’s Name Change and change in trading symbol, as well as other corporate actions. Additionally, our ability to obtain additional financing could be impaired or a lack of investor confidence in the reliability and accuracy of our public reporting could cause our stock price to decline.

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Risks Related to Healthcare Regulation

The healthcare industry is complex and intensely regulated at the federal, state, and local levels and government authorities may determine that we have failed to comply with applicable laws or regulations.

As a company involved in the provision of healthcare services, we are subject to a myriad of federal, state, and local laws and regulations. There are significant costs involved in complying with these laws and regulations. Moreover, if we are found to have violated any applicable laws or regulations, we could be subject to civil and/or criminal damages, fines, sanctions, or penalties, including exclusion from participation in governmental healthcare programs, such as Medicare and Medicaid. We may also be required to change our method of operations. These consequences could be the result of current conduct or even conduct that occurred a number of years ago. We also could incur significant costs merely if we become the subject of an additional investigation or legal proceeding alleging a violation of these laws and regulations. We cannot predict whether a federal, state, or local government will determine that we are not operating in accordance with law, or whether the laws will change in the future and impact our business. Any of these actions could have a material adverse effect on our business, financial condition, and results of operations.

The following is a non-exhaustive list of some of the more significant healthcare laws and regulations that affect us:

•	federal laws, including the federal False Claims Act, which provide for penalties against entities and individuals which knowingly or recklessly make claims to Medicare, Medicaid, and other governmental healthcare programs, as well as third-party payors, which contain or are based upon false or fraudulent information;

•	a provision of the Social Security Act, commonly referred to as the “Anti-Kickback Statute,” that prohibits the knowing and willful offering, payment, solicitation or receipt of any bribe, kickback, rebate, or other remuneration, in cash or in kind, in return for the referral or recommendation of patients for items and services covered, in or in part, by federal healthcare programs such as Medicare and Medicaid;

•	a provision of the Social Security Act, commonly referred to as the Stark Law or physician self-referral law, that (subject to limited exceptions) prohibits physicians from referring Medicare patients to an entity for the provision of specific “designated health services” if the physician or a member of such physician’s immediate family has a direct or indirect financial relationship with the entity, and prohibits the entity from billing for services arising out of such prohibited referrals;

•	a provision of the Social Security Act that provides for criminal penalties on healthcare providers who fail to disclose known overpayments;

•	a provision of the Social Security Act that provides for civil monetary penalties on healthcare providers who fail to repay known overpayments within 60 days of identification or the date any corresponding cost report was due, if applicable, and also allows improper retention of known overpayments to serve as a basis for False Claims Act violations;

•	state law provisions pertaining to anti-kickback, self-referral, and false claims issues, which typically are not limited to relationships involving governmental payors;

•	provisions of, and regulations relating to, the Health Insurance Portability and Accountability Act (“HIPAA”) that provide penalties for knowingly and willfully executing a scheme or artifice to defraud a health-care benefit program or falsifying, concealing, or covering up a material fact or making any materially false, fictitious, or fraudulent statement in connection with the delivery of or payment for healthcare benefits, items, or services;

•	provisions of HIPAA and Health Information Technology for Economic and Clinical Health Act (“HITECH”) limiting how covered entities, business associates and business associate sub-contractors may use and disclose PHI and the security measures that must be taken in connection with protecting that information and related systems, as well as similar or more stringent state laws;

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•	federal and state laws that provide penalties for providers for billing and receiving payment from a governmental healthcare program for services unless the services are medically necessary and reasonable, adequately, and accurately documented, and billed using codes that accurately reflect the type and level of services rendered;

•	federal laws that provide for administrative sanctions, including civil monetary penalties for, among other violations, inappropriate billing of services to federal healthcare programs, payments by hospitals to physicians for reducing or limiting services to Medicare or Medicaid patients, or employing or contracting with individuals or entities who/which are excluded from participation in federal healthcare programs;

•	federal and state laws and policies that require healthcare providers to enroll in the Medicare and Medicaid programs before submitting any claims for services, to promptly report certain changes in their operations to the agencies that administer these programs, and to re-enroll in these programs when changes in direct or indirect ownership occur or in response to revalidation requests from Medicare and Medicaid;

•	state laws that prohibit general business entities from practicing medicine, controlling physicians’ medical decisions, or engaging in certain practices, such as splitting fees with physicians; and

•	provisions of the Social Security Act (emanating from the Deficit Reduction Act of 2005 (the “DRA”)) that require entities that make or receive annual Medicaid payments of $5 million or more from a single Medicaid program to provide their employees, contractors and agents with written policies and employee handbook materials on federal and state false claims acts and related statutes, that establish a new Medicaid Integrity Program designed to enhance federal and state efforts to detect Medicaid fraud, waste, and abuse, and that increase financial incentives for both states and individuals to bring fraud and abuse claims against healthcare companies.

Our revenue may be negatively impacted by the failure of our providers to appropriately document services they provide.

We rely upon our providers to appropriately and accurately complete necessary medical record documentation and assign appropriate reimbursement codes for their services. If our providers have provided incorrect or incomplete documentation or selected inaccurate reimbursement codes, this could result in nonpayment for services rendered or lead to allegations of billing fraud. This could subsequently lead to civil and criminal penalties, including exclusion from government healthcare programs, such as Medicare and Medicaid. In addition, third-party payors may disallow, in whole or in part, requests for reimbursement based on determinations that certain amounts are not covered, services provided were not medically necessary, or supporting documentation was not adequate. Retroactive adjustments may change amounts realized from third-party payors and result in recoupments or refund demands, affecting revenue already received.

Changes associated with reimbursement by third-party payors for the Company’s services may adversely affect operating results and financial condition.

The medical services industry is undergoing significant changes with third-party payors that are taking measures to reduce reimbursement rates or in some cases, denying reimbursement altogether. There is no assurance that third-party payors will continue to pay for the services provided by our providers which will have a material adverse effect on our results of operations, financial condition, business, and prospects.

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Compliance with federal and state privacy and information security laws is expensive, and we may be subject to government or private actions due to privacy and security breaches.

We must comply with numerous federal and state laws and regulations governing the collection, dissemination, access, use, security, and confidentiality of patient health information (“PHI”), including HIPAA and HITECH. Despite our efforts to prevent security and privacy breaches, they may still occur. If any non-compliance with existing or new laws and regulations related to PHI results in privacy or security breaches, we could be subject to monetary fines, civil suits, civil penalties, or even criminal sanctions. As a result of the expanded scope of HIPAA through HITECH, we may incur significant costs in order to minimize the amount of “unsecured PHI” we handle and retain or to implement improved administrative, technical, or physical safeguards to protect PHI. We may incur significant costs in order to demonstrate and document whether there is a low probability that the PHI has been compromised in order to overcome the presumption that an impermissible use or disclosure of PHI results in a reportable breach. We may incur significant costs to notify the relevant individuals, government entities, and, in some cases, the media, in the event of a breach and to provide appropriate remediation and monitoring to mitigate the possible damage done by any such breach.

If we are unable to effectively adapt to changes in the healthcare industry, including changes to laws and regulations regarding or affecting healthcare reform or the healthcare industry, our business may be harmed.

Due to the importance of the healthcare industry in the lives of all Americans, federal, state, and local legislative bodies frequently pass legislation and promulgate regulations relating to healthcare reform or that affect healthcare business. It is reasonable to believe that there may be increased federal oversight and regulation of the healthcare industry in the future. We cannot assure you as to the ultimate content, timing, or effect of any healthcare reform legislation, nor is it possible at this time to estimate the impact of potential legislation on our business. It is possible that future legislation enacted by Congress or state legislatures could adversely affect our business or could change the operating environment of our providers to which we provide our products and services. It is possible that the changes to the Medicare or other governmental healthcare program reimbursements may serve as precedent to possible changes in other payors’ reimbursement policies in a manner adverse to us. Similarly, changes in private payor reimbursements could lead to adverse changes in Medicare and other governmental healthcare programs which could have a material adverse effect on our business, financial condition, and results of operations.

Risks Related to Our Common Stock

Our Common Stock Currently Trades on the Pink Tier of OTC Markets.

Our common stock currently trades on the Pink Tier of OTC Market Group LLC’s Marketplace under the symbol “VRTY” and is labeled as “Pink Current Information” at this time. The Company plans to update its symbol pending FINRA processing of the Company’s Name Change, which the Company has not yet submitted to FINRA. The OTC Market is a network of security dealers who buy and sell stock. The dealers are connected by a computer network that provides information on current “bids” and “asks,” as well as volume information. The trading of securities on the OTC Pink is often sporadic and investors may have difficulty buying and selling our shares or obtaining market quotations for them, which may have a negative effect on the market price of our common stock.

Our Common Stock is subject to risks arising from restrictions on reliance on Rule 144 by shell companies or former shell companies.

Under a regulation of the SEC known as “Rule 144,” a person who beneficially owns restricted securities of an issuer and who is not an affiliate of that issuer may sell them without registration under the Securities Act provided that certain conditions have been met. One of these conditions is that such person has held the restricted securities for a prescribed period, which will be 6 months for the common stock. However, Rule 144 is unavailable for the resale of securities issued by an issuer that is a shell company (other than a business combination related shell company) or, unless certain conditions are met, that has been at any time previously a shell company.

The SEC defines a shell company as a company that has (a) no or nominal operations and (b) either (i) no or nominal assets, (ii) assets consisting solely of cash and cash equivalents; or (iii) assets consisting of any amount of cash and cash equivalents and nominal other assets.

As a result of the Merger as described in Items 1.01 and 2.01, the Company ceased being a shell company as such term is defined in Rule 12b-2 under the Exchange Act.

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While we believe that as a result of the Merger, the Company ceased to be a shell company, the SEC, and others whose approval is required in order for shares to be sold under Rule 144 might take a different view.

Rule 144 is available for the resale of securities of former shell companies if and for as long as the following conditions are met:

(i) the issuer of the securities that was formerly a shell company has ceased to be a shell company,

(ii) the issuer of the securities is subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act,

(iii) the issuer of the securities has filed all Exchange Act reports and material required to be filed, as applicable, during the preceding 12 months (or such shorter period that the issuer was required to file such reports and materials), other than Current Reports on Form 8-K; and

(iv) at least one year has elapsed from the time that the issuer filed current comprehensive disclosure with the SEC reflecting its status as an entity that is not a shell company known as “Form 10 Information.”

Although the Company is filing Form 10 Information with the SEC on this Form 8-K, shareholders who receive the Company’s restricted securities will not be able to sell them pursuant to Rule 144 without registration until the Company has met the other conditions to this exception and then for only as long as the Company continues to meet the condition described in subparagraph (iii), above, and is not a shell company. No assurance can be given that the Company will meet these conditions or that, if it has met them, it will continue to do so, or that it will not again be a shell company.

The sale of the additional shares of Common Stock could cause dilution as well as the value of our Common Stock to decline.

The sale of a substantial number of shares of our common stock, or anticipation of such sales, could make it more difficult for us to sell equity or equity-related securities in the future at a time and at a price that we might otherwise wish. Further, if we do sell or issue more common stock, any investors’ investment in the Company will be diluted. Dilution is the difference between what you pay for your stock and the net tangible book value per share immediately after the additional shares are sold by us. If dilution occurs, any investment in the Company’s common stock could seriously decline in value.

Our Common Stock constitutes restricted securities and is subject to limited transferability.

All of our common stock shares, should be considered a long-term, illiquid investment. Common. In addition, our common stock, is not registered under any state securities laws that would permit their transfer. Because of these restrictions and the absence of an active trading market for our securities, a stockholder will likely be unable to liquidate an investment even though other personal financial circumstances would dictate such liquidation.

Our Common Stock price may decrease due to factors beyond our control.

The stock market from time to time has experienced extreme price and volume fluctuations, which have particularly affected the market prices for early-stage companies, and which often have been unrelated to the operating performance of the companies. These broad market fluctuations may adversely affect the market price of our stock, if a trading market for our stock ever develops. If our shareholders sell substantial amounts of their stock in the public market, the price of our stock could fall. These sales also might make it more difficult for us to sell equity, or equity-related securities, in the future at a price we deem appropriate.

The market price of our stock may also fluctuate significantly in response, but not limited, to the following factors, most of which are beyond our control:

•	variations in our quarterly operating results,
•	changes in general economic conditions,
•	changes in market valuations of similar companies,

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•	announcements by us or our competitors of significant acquisitions, strategic partnerships or joint ventures, or capital commitments,
•	poor reviews;
•	loss of a major customer, partner, or joint venture participant; and
•	the addition or loss of key managerial and collaborative personnel.

Any such fluctuations may adversely affect the market price or value of our common stock, regardless of our actual operating performance. As a result, stockholders may be unable to sell their shares, or may be forced to sell them at a loss.

Our Common Stock is subject to the application of the “penny stock” rules which could adversely affect the market price of our common stock and increase transaction costs to sell those shares.

The SEC has adopted rule 3a51-1 which establishes the definition of a “penny stock,” for the purposes relevant to us, as any equity security that has a market price of less than $5.00 per share or with an exercise price of less than $5.00 per share, subject to certain exceptions. For any transaction involving a penny stock, unless exempt, Rule 15g-9 requires:

•	that a broker or dealer approve a person’s account for transactions in penny stocks, and
•	the broker or dealer receive from the investor a written agreement to the transaction, setting forth the identity and quantity of the penny stock to be purchased.

In order to approve a person’s account for transactions in penny stocks, the broker or dealer must:

•	obtain financial information and investment experience objectives of the person, and
•	make a reasonable determination that the transactions in penny stocks are suitable for that person and the person has sufficient knowledge and experience in financial matters to be capable of evaluating the risks of transactions in penny stocks.

The broker or dealer must also deliver, prior to any transaction in a penny stock, a disclosure schedule prescribed by the SEC relating to the penny stock market, which, in highlight form:

•	sets forth the basis on which the broker or dealer made the suitability determination and
•	that the broker or dealer received a signed, written agreement from the investor prior to the transaction.

Generally, brokers may be less willing to execute transactions in securities subject to the “penny stock” rules. This may make it more difficult for investors to dispose of our common stock and cause a decline in the market value of our stock.

The market price for our Common Stocks is particularly volatile which could lead to wide fluctuations in our share price. You may be unable to sell your Common Stock shares at or above your purchase price, or at all, which may result in substantial losses to you.

The market for our common stock is characterized by significant price volatility when compared to seasoned issuers, and we expect that our share price will continue to be more volatile than a seasoned issuer for the indefinite future. As a consequence of this enhanced risk, more risk-adverse investors may, under the fear of losing all or most of their investment in the event of negative news or lack of progress, be more inclined to sell their shares on the market more quickly and at greater discounts than would be the case with the stock of a seasoned issuer. Many of these factors are beyond our control and may decrease the market price of our common stock, regardless of our operating performance. We cannot make any predictions or projections as to what the prevailing market price for our common stock shares will be at any time, or as to what effect the sale of shares or the availability of common stock shares for sale at any time will have on the prevailing market price.

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Because we will likely issue additional shares of our Common Stock, investment in the Company could be subject to substantial dilution.

Investors’ interests in the Company will be diluted and investors may suffer dilution in their net book value per share when we issue additional shares. We are authorized to issue 1,400,000,000 shares of common stock. We anticipate that all or at least some, or potentially all, of our future funding, if any, will be in the form of equity financing from the sale of our common stock. If we do sell or issue more common stock, any investors’ investment in the Company will be diluted. Dilution is the difference between what you pay for your stock and the net tangible book value per share immediately after the additional shares are sold by us. If dilution occurs, any investment in the Company’s common stock could seriously decline in value.

FINRA sales practice requirements may also limit a stockholder’s ability to buy and sell our stock.

In addition to the “penny stock” rules described above, FINRA has adopted FINRA Rule 2111 that requires a broker-dealer to have reasonable grounds for believing that an investment is suitable for a customer before recommending the investment. Prior to recommending speculative low-priced securities to their non-institutional customers, broker-dealers must make reasonable efforts to obtain information about the customer’s financial status, tax status, investment objectives and other information. Under interpretations of these rules, FINRA believes that there is a high probability that speculative low-priced securities will not be suitable for at least some customers. The FINRA requirements make it more difficult for broker-dealers to recommend that their customers buy our common stock, which may limit your ability to buy and sell our stock and have an adverse effect on the market for our shares.

We do not intend to pay dividends for the foreseeable future.

We have never declared or paid any cash dividends on our stock and do not intend to pay any cash dividends in the foreseeable future. We anticipate that we will retain all of our future earnings for use in the development of our business and for general corporate purposes. Any determination to pay dividends in the future will be at the discretion of our Board of Directors.

If we are unable to comply with the financial reporting requirements mandated by the SEC’s regulations, investors may lose confidence in our financial reporting and the price of our common stock, if a market ever does develop for it, could decline.

If we fail to maintain effective internal controls over financial reporting, our ability to produce timely, accurate and reliable periodic financial statements could be impaired. If we do not maintain adequate internal control over financial reporting, investors could lose confidence in the accuracy of our periodic reports filed under the Exchange Act. Additionally, our ability to obtain additional financing could be impaired or a lack of investor confidence in the reliability and accuracy of our public reporting could cause our stock price to decline.

DESCRIPTION OF PROPERTY

Prior to the Merger, the Company’s headquarters were located at 387 Corona St., Suite 555, Denver, CO 80218. Since the Merger, the Company no longer uses the foregoing property.

Effective as of the Effective Date of the Merger, the Company’s principal office is located at 3 School St, Suite 303, Glen Cove, NY 11542, where it leases approximately 2,250 square feet of office space at a monthly rent of $2,500 per month. Pursuant to the terms of the lease, the monthly rent will go up to $2,575 per month starting on September 15, 2021 and will remain at this amount until September 14, 2022.  The lease term ends on September 14, 2022. We believe that these facilities are adequate to support the Company’s existing operations and that we will be able to obtain appropriate additional facilities or alternative facilities on commercially reasonable terms if and when necessary.

LEGAL PROCEEDINGS

The Company may be involved in certain legal proceedings that arise from time to time in the ordinary course of its business. Legal expenses associated with any contingency are expensed as incurred. The Company’s officers and directors are not aware of any threatened or pending litigation to which the Company is a party, other than the receivership as discussed below, or which any of its property is the subject and which would have any material, adverse effect on the Company.

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HSH and its officers and directors are not aware of any threatened or pending litigation to which HSH is a party, or which any of its property is the subject and which would have any material, adverse effect on HSH.

Receivership

The Company was previously in receivership. On May 16, 2016, pursuant to Case Number A16-733815-B, Nevada’s 8th Judicial District, Business Court, appointed Robert Stevens as receiver (the “Receiver”) for the Company. Creditors of the Company were required to provide claims in writing under oath on or before November 3, 2016, or they would be barred under Nevada Revised Statute §78.675. Since May 16, 2016, through the date of the Merger, the Company was operating under the direction of the Receiver. On March 5, 2018, the District Court in Clark County, Nevada approved a plan of reorganization for the Company and the discharge of the Receiver upon completion of his duties under the court order. Upon the Closing of the Merger, the reorganization of the Company described in the court order was completed and, as a result and pursuant to the court order dated March 5, 2018, the Receiver was automatically discharged and the receivership was automatically terminated such that no further action is needed by the Receiver or the Company in connection with the receivership, and such that Company is no longer in receivership.

CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON ACCOUNTING AND FINANCIAL DISCLOSURE

Please refer to Item 4.01 of this Form 8-K for this information, which is incorporated by reference herein.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND PLAN OF OPERATIONS

The following discussion and analysis of the results of operations and financial condition of HSH for the three-month period ended December 31, 2020 and 2019 and for the years ended September 30, 2020 and 2019, should be read in conjunction with the other sections of this report, including “Risk Factors,” “Description of Business” and the Financial Statements and notes thereto of HSH filed herewith as Exhibits 99.2 and 99.3 as well as the proforma financial statements filed hereto as Exhibit 99.4. The various sections of this discussion contain forward-looking statements, all of which are based on our current expectations and could be affected by the uncertainties and risk factors described throughout this Report as well as other matters over which we have no control. See “Cautionary Note Regarding Forward-Looking Statements.” Our actual results may differ materially. The Company does not undertake any obligation to update forward-looking statements to reflect events or circumstances occurring after the date of this Report.

Organizational History of the Company and Overview

On December 31, 2012, AquaLiv Technologies, Inc. (“ALTI”) and Verity Farms II, Inc. (“Verity Farms”), a South Dakota corporation, entered into a Share Exchange Agreement. Pursuant to the Share Exchange Agreement, ALTI acquired 100% of the authorized and issued shares of Verity Farms in exchange (the “Exchange”) for 4,850,000 shares of Series B Convertible Preferred Stock, par value $0.001, of ALTI, representing approximately 86% of the outstanding shares of ALTI, on a fully diluted basis, assuming conversion into common stock. As a result of the Exchange and the other transactions contemplated thereunder, Verity Farms became a wholly owned subsidiary of ALTI and ALTI acquired Verity Farms’ business operations. ALTI was formed under the laws of the State of Nevada on April 11, 2006 originally under the name of Infrared Systems International “ISI” as a wholly owned subsidiary of China Sxan Biotech, Inc. (“CSBI”) (then known as Advance Technologies, Inc.) to pursue a narrowly defined business objective called infrared security systems.

On April 1, 2013, the Company changed its name from AquaLiv Technologies Inc. to Verity Corp. and our stock symbol changed to VRTY.

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The Company was the parent of Verity Farms and Aistiva Corporation (“Aistiva”) (f/k/a AquaLiv, Inc.). Verity Farms was dedicated to providing consumers with safe, high-quality, and nutritious food sources through sustainable crop and livestock production. Aistiva previously released products in the industries of water treatment, skincare, and agriculture. Verity Farms was administratively dissolved in the State of South Dakota on May 4, 2018. Aistiva was administratively dissolved on April 9, 2015, in the State of Washington.

In February 2016, all of the Company’s officers and directors resigned, and the Company stopped substantially all operating activities. At such time, the Company became a “shell company,” as such term is defined in Rule 12b-2 under the Exchange Act.

On November 5, 2020, we changed our Fiscal Year End from June 30 to September 30. As a result of this change, we filed a Transition Report on Form 10-K with the SEC for the three-month transition period from June 30, 2020 to September 30, 2020 on January 20, 2021.

As a result of the consummation of the Merger, on April 15, 2021, HSH became our wholly owned subsidiary and the business of HSH became the business of the Company going forward. Accordingly, at the Closing, the Company ceased to be a shell company as of April 15, 2021.

The Company was previously in receivership. On May 16, 2016, pursuant to Case Number A16-733815-B, Nevada’s 8th Judicial District, Business Court, appointed Robert Stevens as receiver (the “Receiver”) for the Company. Creditors of the Company were required to provide claims in writing under oath on or before November 3, 2016, or they would be barred under Nevada Revised Statute §78.675. Since May 16, 2016, through the date of the Merger, the Company was operating under the direction of the Receiver. On March 5, 2018, the District Court in Clark County, Nevada approved a plan of reorganization for the Company and the discharge of the Receiver upon completion of his duties under the court order. Upon the Closing of the Merger, the reorganization of the Company described in the court order was completed and, as a result and pursuant to the court order dated March 5, 2018, the Receiver was automatically discharged and the receivership was automatically terminated such that no further action is needed by the Receiver or the Company in connection with the receivership, and such that Company is no longer in receivership.

Healthcare Solutions Holdings, Inc. (“HSH”) was incorporated on November 27, 2017 in the State of Delaware and was organized with the goal of being an advanced national healthcare system in the U.S. in the form of a vertically integrated physician-centric medical services company and outpatient medical provider. HSH is focused on both, providing clinicians with state-of-the-art diagnostic and therapeutic tools, and providing patients with greater access to a higher level of care that we believe is not normally found in their local communities.

Results of Operations

Three Month Period Ended December 31, 2020 compared to the Three Month Period Ended December 31, 2019

During the three months ended December 31, 2020 our revenues were $1,697,297 compared to $346,250 during the same three-month period ended December 31, 2020. The increase of $1,351,048 is attributable to the Company generating increased revenue from its existing customer base.  The Company is in the process of selecting brick and mortar locations to provide new services.

During the three month period ended December 31, 2020, our operating expenses were $2,171,448, compared to $1,939,621 for the three month period ended December 31, 2019. The increase was primarily attributable to an increase in infrastructure expenses, the hiring of additional personnel, and an increase in the rate of travel in anticipation of future growth plans.

Year Ended September 30, 2020 compared to the Year Ended September 30, 2019

During the year ended December 31, 2020 our revenues were $3,524,334 compared to $1,538,646 during the same three-month period ended December 31, 2020. The increase of $1,351,048 is attributable to the Company generating increased revenue from its existing customer base.  The Company is in the process of expanding its geographic footprint by selecting brick and mortar locations to provide new services.

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During the year ended September 30, 2020 our operating expenses were $6,554,730 compared to $5,937,361 for the year ended September 30, 2019. The increase was primarily attributable to an increase in infrastructure expenses, the hiring of additional personnel, and an increase in the rate of travel in anticipation of future growth plans.

Going Concern

HSH’s financial statements have been prepared assuming that HSH will continue as a going concern, which contemplates realization of assets and the satisfaction of liabilities in the normal course of business for the twelve-month period following the date of the financial statements for HSH included elsewhere in this report. On a consolidated basis, HSH has incurred significant operating losses since inception. Because HSH does not expect that existing operational cash flow will be sufficient to fund presently anticipated operations, this raises substantial doubt about HSH’s ability to continue as a going concern. Therefore, HSH will need to raise additional funds and is currently exploring alternative sources of financing. Historically, HSH has raised capital through private placements, notes payable and related party loans as an interim measure to finance working capital needs and may continue to raise additional capital through the sale of common stock or other securities and obtaining some short-term loans in order to fund its operations. On December 31, 2020, HSH had an accumulated deficit of $10,685,909. Excluding investments of $89,244,250 which are not intended to be used for working capital, HSH had negative working capital of $10,315,992. The financial statements do not include any adjustments that might be necessary if HSH is unable to continue as a going concern. HSH’s continuation as a going concern is dependent upon the ability to raise financing from third parties and generating revenues from operations. There is no assurance that HSH will be successful in doing so.

Liquidity and Capital Resources

As of December 31, 2020, and December 31, 2019, our liquid assets consisted of cash of $429,561 and $841,183, respectively.

As of September 30, 2020, and September 30, 2019, our liquid assets consisted of cash of $841,183 and $408,658, respectively.

HSH Notes Payable

The following tables set forth the components of the Company’s notes as of December 31, 2020 and September 30, 2020

	December 31, 2020	September 30, 2020
PPP Loans	$210,500	$210,500
Notes payable	$250,000	$250,000

Related partis who have provided loans to HSH are as follows:

•	BLS, Inc., which is controlled by Charles Balaban, a Director of HSH;

•	BOAM, Inc., which is controlled by Charles Balaban;

•	Healthcare Solutions DX, Inc., which is controlled by Justin Smith, Chairman of the HSH’s Board of Directors;

•	JHMA, Inc., which is controlled by Doug Millar, head of HSH’s Corporate Compliance and Regulatory Matters; and

•	Jonathan Loutzenhiser – who is a Vice President of HSH.

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	Balance Due	Balance Due
	12/31/2020	9/30/2020

BLS, Inc.	3,075,000	2,767,500
BOAM, Inc.	582,409	530,544
Healthcare Solutions DX, Inc.	1,102,544	1,049,657
JHMA, Inc.	3,075,000	2,767,500
Jonathan Loutzenhiser	2,634,000	2,328,600

As of December 31, 2020, and September 30, 2020 the amounts due to related parties were $10,489,614 and $9,446,348 respectively.

Critical Accounting Policies and Estimates

Our management’s discussion and analysis of our financial condition and results of operations is based on our consolidated financial statements, which have been prepared in accordance with U.S. generally accepted accounting principles, or “GAAP.” The preparation of these financial statements requires us to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenue and expenses during the reported period. In accordance with GAAP, we base our estimates on historical experience and on various other assumptions that we believe are reasonable under the circumstances. Actual results may differ from these estimates under different assumptions or conditions.

Our significant accounting policies are fully described in Note 2 to our audited consolidated financial statements appearing elsewhere in this Current Report, and we believe those accounting policies are critical to the process of making significant judgments and estimates in the preparation of our consolidated financial statements.

Coronavirus (COVID-19)

On March 11, 2020, the World Health Organization declared the COVID-19 outbreak to be a global pandemic which continues to spread throughout the U.S. and the globe. In addition to the devastating effects on human life, the pandemic is having a negative ripple effect on the global economy, leading to disruptions and volatility in the global financial markets. Most U.S. states and many countries have issued policies intended to stop or slow the further spread of the disease such as issuing temporary Executive Orders that, among other stipulations, effectively prohibit in-person work activities for most industries and businesses, having the effect of suspending or severely curtailing operations. COVID-19 and the US’s response to the pandemic are significantly affecting the economy. There are no comparable events that provide guidance as to the effect the COVID-19 pandemic may have, and, as a result, the ultimate effect of the pandemic is highly uncertain and subject to change. COVID-19 has already hindered or slowed many of HSH’s businesses, including but not limited to our growth and growth strategies, developments in the marketplace for products, therapies and services, financial results, research and development strategy, regulatory approvals, and competitive strengths. The direct or indirect impact of COVID-19 on our business, results of operations and/or financial condition, continues today, but HSH has thus far weathered the pandemic storm and continues to seek to improve our level of service and patient care. The extent of the ultimate impact of the pandemic on the Company’s operational and financial performance will depend on various developments, including the duration and spread of the outbreak, which cannot be reasonably predicted at this time. Accordingly, while management reasonably expects the COVID-19 outbreak to negatively impact the Company, the related consequences and duration are highly uncertain and cannot be predicted at this time.

Income Taxes

HSH has no tax provision for any period presented due to our history of operating losses. As of September 30, 2020, HSH had estimated net operating loss carry forwards of approximately $10,200,000 that may be available to reduce future years’ taxable income through 2032 subject to Section 382 limitations. HSH has not filed tax returns, therefore the potential realizability of this loss in future periods is indeterminable. As of September 30, 2020, and as of December 31, 2020, no liability for unrecognized tax benefits was required to be recorded.

Off-Balance Sheet Arrangements

None.

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DIRECTORS AND EXECUTIVE OFFICERS

The following table sets forth the name and position of our current executive officers and directors.

Name	Age	Position
Justin Smith	40	Interim Chief Executive Officer, Interim Chief Financial Officer, Executive Chairman and Director
Jonathan Loutzenhiser	34	Executive Vice President and Director
Dr. Joseph Asuncion	58	Chief Medical Officer and Director
Dr. Charles Balaban	71	Director
Dr. Sadeem Mahmood	57	Chief of Surgery
Dr. Richard Muckerman	69	Vice President of Strategy and Business
Blake Moorman	39	Vice President of Operations
Dr. Richard F. Wittock	48	Vice President of Clinical Affairs

Justin Smith. On April 15, 2021, Justin Smith was appointed as the Company’s Interim Chief Executive Officer, Interim Chief Financial Officer and as the Executive Chairman and member of the Board of Directors of the Company. Justin Smith is a professional investment advisor for institutional clients attempting to navigate the ever-changing global financial markets. Mr. Smith graduated from John Carroll University with a Degree in Marketing Logistics and a Minor in Economics in 2004. After college, he continued to further his education by taking graduate classes while he was employed as the Assistant Director of Marketing at the telecommunications firm Broadvox. Mr. Smith was at Broadvox from January 2015 to June 2016. After leaving the private sector, Mr. Smith became a legislative assistant for the 11th Congressional District, Ohio, working in the office of the Honorable Stefanie Tubbs Jones. After leaving Congress, Mr. Smith began to work on the finance department at the Cuyahoga Metropolitan Housing Authority. From there he began a boutique firm that specialized in open-ended fund investments called the Landes Capital Group in January of 2017 where he still remains an executive to date. Currently he is the President of Landes and Compagnie Trust Prive, a Swedish asset management firm. The firm is a leading provider of independent advisory services for capital projects, including leadership in the early master planning and budgeting phase, identifying, and negotiating the services of the many professionals involved, and proactive guidance in the incorporation of responsible sustainability initiatives. He specializes in working with clients who seek a partner who can advise them through the entire lifecycle of a capital project, particularly those without the in-house resources to devote to such an undertaking. From October 1, 2017 to the present, he serves as the Executive Chairman and Director of HSH.

Jonathan Loutzenhiser. On April 15, 2021, Jonathan Loutzenhiser was appointed as Executive Vice President of the Company and a member of the Board of Directors of the Company.  From 2013 to 2014 Mr. Loutzenhiser worked as a sports agent at Recruiting.  From 2015 to 2016, Mr. Loutzenhiser served as the Chief Executive Officer at Mediplex.  From 2016 to 2017, Mr. Loutzenhiser was the President of IneedMD. He serves es as the Executive Vice President of HSH and a member of the Board of Directors of HSH since he was appointed to such positions on October 1, 2017 and holds this position to date. Mr. Loutzenhiser graduated from Grace University with a degree in business management in 2012.

Dr. Joseph Asuncion. On April 15, 2021, Dr. Joseph Asuncion was appointed as a member of the Board of Directors of the Company and as the Company’s Chief Medical Officer. Dr. Asuncion has been serving and remains a Director of HSH since he was appointed to that position on November 7, 2019. Dr. Asuncion attended the University of Maryland where he received his BS in Biology, then received his Doctorate of Medicine at the Perpetual Help College of Medicine in the Philippines. From 2015 to 2017, Dr. Asuncion served as a director on the Board of Directors of IneedMD.  From 2010 to 2020 Dr. Asuncion was a director and staff physician at Meritus Family Practice. He has dedicated himself to the practice of medicine for over 20 years. He believes in giving quality and compassionate care to patients and their families. He has also served in numerous leadership roles, which have contributed to the improvement of healthcare in his community. He also has a passionate interest in the development and clinical integration of new medications and technologies. His certifications include Diplomate of the American Academy of Family Medicine and Basic/Advanced Cardiac Life Support Provider.

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Dr. Charles Balaban. On April 15, 2021, Dr. Charles Balaban was appointed as a member of the Board of Directors of the Company. Dr. Balaban was appointed as a Director of HSH on October 1, 2017 and serves in this capacity to date. Dr. Balaban received his D.D.S. in dentistry from the University of Toronto in 1973. Since 2015, Dr. Balaban has worked as the owner and operator of a multi-practitioner dental/surgical clinic.  Dr. Balaban has been the principal of numerus rollup and M&A transaction in the dental/surgical industry dating back 25 years. He is also a serial entrepreneur and active investor in the medical device industry.

Dr. Sadeem Mahmood.  On April 15, 2021, Dr. Sadeem Mahmood was appointed as the Company’s Chief of Surgery. Interventional Cardiologist Sadeem Mahmood, M.D. earned his medical degree at Dow Medical College, University of Karachi, Pakistan. He completed his residency in Internal Medicine at the University of Medicine and Dentistry of New Jersey. He completed fellowships in Cardiology and Nuclear Cardiology at Vanderbilt University Medical Center in Nashville, TN. He is board-certified in Internal Medicine, Cardiovascular Medicine, Interventional Cardiology, and Nuclear Cardiology. Dr. Mahmood previously sat on the Board of Cardiovascular Group for St. Vincent’s Hospital for a total of seven years; he is a fellow of the American College of Cardiology and is a member of the American Society of Medicine and the Arkansas Society of Medicine. Dr. Mahmood has served as a Board Certified Cardiologist at SARC, Inc. since January 2015 to the present.  His true passion is his work; the joy he receives from helping his patients is the fuel that keeps him going.

Dr. Richard C. Muckerman II.  On April 15, 2021, Dr. Richard Muckerman was appointed as the Company’s Vice President of Strategy and Business Development. Dr. Muckerman was appointed interim Chief Medical Officer and National Director of Promotions and Development HSH on September 31, 2020. Dr. Muckerman attended Georgetown University where he received a B.S. in biology and then Georgetown University School of Medicine for his MD degree. He completed his residency in Obstetrics & Gynecology at Saint John’s Mercy Medical Center in St. Louis which is one of the largest obstetrics hospitals in the Midwest. He is Board Certified in Obstetrics and Gynecology and is a long-standing Fellow of the American College of Obstetricians and Gynecologists - FACOG. Dr. Muckerman joined his father in the practice of obstetrics and gynecology in 1981. He has maintained an active OB/GYN private practice at St. Louis Women’s Healthcare Group since 2016. Dr. Muckerman incorporated medical genetics into his OB/GYN practice in order to provide personalized preventive healthcare for his patients. He received Genomics certification from the American College of Obstetricians & Gynecologists in 2018. In collaboration with a nationally renowned genetics lab, Dr. Muckerman has developed and implemented Hereditary Cancer Risk Assessment (HCRA) and Breast Cancer Risk Assessment (BCRA) programs in many medical facilities in the St. Louis area: Medical Practices, Breast Centers, and Hospital Systems. Dr. Muckerman has been instrumental in organizing and developing ancillary services for private independent physician practices in St. Louis; in 2004, Dr. Muckerman was the Founding Physician and Medical Director of St. Louis Women’s Surgery Center which was the first women’s-only surgery center in the Midwest. Several years later he recognized the opportunity for the addition of G.I. ancillary services and the Women’s Colonoscopy Center was developed within the Women’s Surgery Center. In 2010, Dr. Muckerman was the Founding Physician and Medical Director of St. Louis Breast Center. It is the only physician owned breast imaging facility in St. Louis. Dr. Muckerman has incorporated a hereditary cancer risk assessment and breast cancer risk assessment program in the breast center. Since 2018, every breast imaging patient has been offered a comprehensive hereditary cancer risk assessment.

Blake Moorman. On April 15, 2021, Blake Moorman was appointed as the Company’s Vice President of Operations. Mr. Moorman was appointed Vice President of HSH on August 1, 2020.  Mr. Moorman is an accomplished healthcare industry executive with 15+ years’ experience driving profitability and market share for both large publicly traded healthcare companies as well as several startups. In partnership with the executive management team of HSH, Blake creates leading-edge customer support solutions in support of the organization’s mission and goal of providing best-in-class products and services for healthcare providers across the US.  Blake has also held a number of increasingly responsible roles in executive and general management. As a strategist and accessible leader, Blake is known for driving growth and profitability with an expertise in developing and delivering therapeutic solutions for healthcare providers, laboratories, pharmacies, and healthcare companies.  Mr. Moorman earned a degree in Engineering from Texas Tech University and previously worked at Depuy Orthopedics for 2004-2013.  He then was a minority partner at Pharmetrics Specialty Pharmacy which was acquired in 2015.  Blake started Strategic Specialty Solutions in 2013 which grew to one of the largest pharmacy networks in the US and he ceased his positions at same in 2019.

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Dr. Richard F. Wittock III, DPM, FACFAS. On April 15, 2021, Dr. Richard F. Wittock was appointed as the Company’s Vice President of Clinical Affairs. Dr. Wittock was appointed Vice President and Chief of Podiatry of HSH on September 31, 2020.  From June 2009 to April 2021, Dr. Wittock served as the President, owner and a physician at his own podiatry practice.  Dr. Wittock is a native of Michigan and alumnus of Michigan Technological University. He received his doctorate from Barry University in Miami, FL, and earned Magna Cum Laude honors in both his undergraduate and doctoral degrees.  His post-doctoral training included a 3-year surgical residency at the Detroit Medical Center at Wayne State University in Detroit, Michigan.  He also completed a traumatology fellowship in Mainz, Germany and an external fixation fellowship in Kurgan, Russia. Dr. Wittock specializes in the following procedures: Athletic Injuries - Dr. Wittock played college football and has served as a team podiatrist for a Texas high school; External Fixation; Ankle Implants - Dr. Wittock is authorized by Depuy Orthopedics and Tornier to implant the Agility LP and Saito Talaris ankle implants.

Committees

We do not have a standing compensation, audit or nominating committee. Rather, the board of directors perform the functions of these committees. We do not believe it is necessary for our board of directors to appoint such committees at this time because the volume of matters that come before our board of directors for consideration permits the directors to give sufficient time and attention to such matters to be involved in all decision making. Additionally, because our Common Stock is not listed for trading or quotation on a national securities exchange, we are not required to have such committees. We plan to form such committees in the future as needed.

Director Independence

We do not have any independent directors, as such term is defined in the listing standards of The NASDAQ Stock Market, at this time. The Company is not quoted on any exchange that requires director independence requirements.

Code of Ethics

We have not yet adopted a code of ethics that applies to all of our employees, officers, and directors, including those officers responsible for financial reporting. We expect that we will adopt a code of ethics in the near future.

Family Relationships

None.

Involvement in Certain Legal Proceedings

No executive officer, member of the board of directors or control person of our Company has been involved in any legal proceeding listed in Item 401(f) of Regulation S-K in the past 10 years.

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EXECUTIVE COMPENSATION

No executive compensation was paid by the Company from February 2016, through the Effective Date of the Merger. In February 2016, all the Company’s officers resigned, and Company stopped substantially all operating activities.

Company 2020 Summary Compensation Table

Name	Year	Salary ($)	Bonus ($)	All Other Compensation ($)		Total ($)
Robert Stevens	2019	$-	$-	$8,838	(1)	$8,838
Receiver	2020	$-	$-	$3,555	(2)	$3,555

____________

(1) During the year ended June 30, 2019, the Receiver incurred $8,838 in professional fees in managing the Company. The Receiver has waived all court approved fees and costs from October 2, 2019 through the closing of the Merger.

(2) During the fiscal year ended June 30, 2020 and prior to October 2, 2019, the Receiver incurred $3,555 in professional fees in managing the Company. On November 5, 2020, the Company’s court appointed receiver, acting under judicial order on behalf of the Board of Directors of the Company, in accordance with the Company’s Bylaws, acted by written consent to change the Company’s Fiscal Year end from June 30 to September 30. The filed a Transition Report on Form 10-KT for the transition period from June 30 to September 30 with the SEC on January 20, 2021. Upon the Closing of the Merger, the reorganization of the Company described in the court order was completed and, as a result and pursuant to the court order dated March 5, 2018, the Receiver was automatically discharged and the receivership was automatically terminated such that no further action is needed by the Receiver or the Company in connection with the receivership, and such that Company is no longer in receivership. On April 15, 2021, Robert Stevens resigned from all of his positions with the Company.

HSH 2020 Summary Compensation Table

Name	Year	Salary ($)	Bonus ($)	All Other Compensation ($)	Total ($)
Justin Smith (1)	2019	$-	$-	$-	$-
Executive Chairman, principal executive officer, and principal financial and accounting officer	2020	$-	$-	$-	$-

Dr Charles Balaban (2)	2019	$-	$-	$-	$-
Director	2020	$-	$-	$-	$-

Jonathan Loutzenhiser (3)	2019	$225,000.00	$-	$-	$225,000.00
Executive Vice President and Director	2020	$225,000.00	$-	$-	$225,000.00

Dr. Joseph Asuncion (4)	2019	$-	$-	$-	$-
Chief Medical Officer and Director	2020	$-	$-	$-	$-

Dr. Sadeem Mahmood (5)	2019	$-	$-	$-	$-
Chief of Surgery	2020	$-	$-	$-	$-

Dr. Richard Muckerman (6)	2019	$-	$-	$-	$-
Vice President of Strategy and business development	2020	$-	$-	$-	$-

Dr. Richard F. Wittock (7)	2019	$-	$-	$-	$-
Vice President of clinical operations	2020	$-	$-	$-	$-

Blake Moorman (8)	2019	$-	$-	$-	$-
Vice President of operations	2020	$90,000.00	$-	$-	$90,000.00

_________________

(1)	Appointed to this position on November 15th 2017.
(2)	Appointed to this position on November 15th 2017.
(3)	Appointed to this position on November 15th 2017.
(4)	Appointed to this position on November 7th 2019.
(5)	Appointed to this position on September 31, 2020.
(6)	Appointed to this position on September 31, 2020.
(7)	Appointed to this position on September 31, 2020.
(8)	Appointed to this position on October 1st 2019.

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Employment Agreements

The Company does not currently have any employment agreements in place but plans to enter into employment agreements with our executive officers in the future.

HSH currently only has one employment agreement in place which is with Jonathan Loutzenhiser.  HSH and Mr. Loutzenhiser entered into amended and restated employment agreement (the “EA”) on June 1, 2018.  Pursuant to the EA, HSH agreed to employ Mr. Loutzenhiser as HSH’s Vice President and Mr. Loutzenhiser agreed to serve in such capacity.  The term of the EA is for five (5) years from the entry date.  Pursuant to the EA, HSH agreed to compensate Mr. Loutzenhiser with a base salary of $1,200,000 with 50% of same to be accrued until HSH achieves quarterly adjusted EBITDA of $900,000.  The EA also includes a bonus to Mr. Loutzenhiser to be determined by HSH’s board of directors.  Pursuant to the EA, Mr. Loutzenhiser’s employment can be terminated by HSH for “Cause” or “Good Reason” as such terms are defined in the EA.  A copy of the EA is filed as Exhibit 10.1 hereto, and is incorporated by reference herein.

Outstanding Equity Awards at Fiscal Year-End

None of the Named Executive Officers of the Company listed in the above table had any outstanding equity awards at the 2020 fiscal year-end. None of the Named Executive Officers of HSH listed in the above table had any outstanding equity awards at the 2020 fiscal year-end.

Compensation Plans

The Company has not adopted any compensation plan to provide for future compensation of any of our directors or executive officers. HSH has not adopted any compensation plan to provide for future compensation of any of its directors or executive officers.

Director Compensation

The Company has not paid any of its directors in their capacities as such. HSH has not paid any of its directors in their capacities as such. Historically, the Company’s directors have not received compensation for their service. Notwithstanding, at some point in the near future, we plan to adopt a new director compensation program pursuant to which each of our non-employee directors will receive some form of an annual retainer. We plan to reimburse our non-employee directors for reasonable travel expenses incurred in attending board and committee meetings. We also intend to allow our non-employee directors to participate in any equity compensation plans that we adopt in the future.

Executive Compensation Philosophy

Our Board determines the compensation given to our executive officers in their sole determination. Our Board reserves the right to pay our executives or any future executives a salary, and/or issue them shares of stock issued in consideration for services rendered and/or to award incentive bonuses which are linked to our performance, as well as to the individual executive officer’s performance. This package may also include long-term stock-based compensation to certain executives, which is intended to align the performance of our executives with our long-term business strategies. Additionally, the Board reserves the right to grant performance base stock options in the future, if the Board in its sole determination believes such grants would be in the best interests of the Company.

Incentive Bonus

The Board may grant incentive bonuses to our executive officers and/or future executive officers in its sole discretion, if the Board believes such bonuses are in the Company’s best interest, after analyzing our current business objectives and growth, if any, and the amount of revenue and profits we are able to generate each month, both of which are a direct result of the actions and ability of such executives.

Long-Term, Stock Based Compensation

In order to attract, retain and motivate executive talent necessary to support the Company’s long-term business strategy we may award our executives and any future executives with long-term, stock-based compensation in the future, at the sole discretion of our Board, which we do not currently have any immediate plans to award.

40

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS, AND DIRECTOR INDEPENDENCE

We do not have a written policy for the review, approval, or ratification of transactions with related parties or conflicted transactions.

The following includes a summary of transactions since the beginning of the 2019 fiscal year, or any currently proposed transaction, in which HSH or the Company were or are to be a participant and the amount involved exceeded or exceeds the lesser of $120,000 or one percent of the average of their total assets at year-end for the last two completed fiscal years, and in which any related person had or will have a direct or indirect material interest (other than compensation described under “Executive Compensation”). We believe the terms obtained or consideration that we paid or received, as applicable, in connection with the transactions described below were comparable to terms available or the amounts that would be paid or received, as applicable, in arm’s-length transactions.

Related party transactions of the Company:

There were notes payable and due to a former director and officer of the Company in the amount of $4,001,267 which are no longer on the books as of March 30, 2021.

The Company was previously under the control of the Receiver and the Receiver was considered a related party. During the year ended June 30, 2019, the Receiver incurred $8,838 in professional fees in managing the Company. Additionally, the Receiver extended a loan of $65,000 to the Company, which bore interest at 10% and which was forgiven on April 13, 2021 pursuant to a Loan Forgiveness Agreement, a copy of which is filed herewith as Exhibit 10.11.

On August 25, 2020, the parties to the Merger Agreement entered into the Amendment to the Merger Agreement pursuant to which, amongst other things, the Company agreed to issue the Receiver Shares as required by the Merger Agreement in book entry within 10 days of August 25, 2020. The Receiver Shares were issued on August 27, 2020 and consisted of a total of 114,599,754 shares of Company common stock, 38,199,918 of which were issued to Thistle Investments LLC. Jodi Stevens is the Manager of Thistle Investments LLC and has the power to vote and dispose of the shares held by Thistle Investments LLC. Jodi Stevens is the spouse of the Receiver, Robert Stevens and as such was considered a related party.

Related party transactions of HSH:

Since the inception of HSH, substantially all of the funding for HSH has been provided by related parties that have extended interest free demand loans. These related parties are as follows:

Related partis who have provided loans to HSH are as follows:

•	BLS, Inc., which is controlled by Charles Balaban, a Director of HSH;

•	BOAM, Inc., which is controlled by Charles Balaban;

•	Healthcare Solutions DX, Inc., which is controlled by Justin Smith, Chairman of the HSH’s Board of Directors;

•	JHMA, Inc., which is controlled by Doug Millar, head of HSH’s Corporate Compliance and Regulatory Matters; and

•	Jonathan Loutzenhiser – who is a Vice President of HSH.

	Balance Due	Balance Due
	12/31/2020	9/30/2020

BLS, Inc.	3,075,000	2,767,500
BOAM, Inc.	582,409	530,544
Healthcare Solutions DX, Inc.	1,102,544	1,049,657
JHMA, Inc.	3,075,000	2,767,500
Jonathan Loutzenhiser	2,634,000	2,328,600

As of December 31, 2020, and September 30, 2020 the amounts due to related parties were $10,489,614 and $9,446,348, respectively.

41

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table provides the names and addresses of each person known to us to own more than 5% of our outstanding shares of common stock as of the date of this report, and by the officers and directors, individually and as a group. Except as otherwise indicated, all shares are owned directly, and the shareholders listed possesses sole voting and investment power with respect to the shares shown. Unless otherwise indicated, the address for the beneficial owners listed below is c/o the Company at 3 School St, Suite 303, Glen Cove NY 11542.

Name of Beneficial Owner:	Amount and Nature of Beneficial Ownership(2)	Percent of Class(1)
Directors and Executive Officers
Justin Smith (3)	114,599,754	9.00%
Dr. Charles Balaban(4)	62,036,667	4.87%
Jonathan Loutzenhiser(5)	0	*
Dr. Joseph Asuncion(6)	62,036,667	4.87%
Dr. Sadeem Mahmood(7)	0	*
Dr. Richard F. Wittock(8)	11,459,975	*
Dr. Richard Muckerman(9)	1,145,998	*
Blake Moorman(10)	0	*
Officers and Directors as a Group (8 persons)	251,279,061	19.73%

More than 5% Holders
Landes and Compagnie Trust Prive’ KB(3)	114,599,754	9.00%
Epsilon Phi Holdings Inc(11)	171,899,631	13.50%
Klam Inc(12)	85,949,815	6.75%

_____________________

(1)

Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. Pursuant to Rules 13d-3 and 13d-5 of the Exchange Act, beneficial ownership includes any shares as to which a shareholder has sole or shared voting power or investment power, and also any shares which the shareholder has the right to acquire within 60 days, including upon exercise of common shares purchase options or warrants.

(2)	Based on 1,273,330,615 shares of the Company’s common stock issued and outstanding as of the date of this Current Report.
(3)

On April 15, 2021, Justin Smith was appointed as the Company’s Interim Chief Executive Officer, Interim Chief Financial Officer and as the Executive Chairman and member of the Board of Directors of the Company. Justin Smith has voting and dispositive control of 114,599,754 shares of the Company’s common stock held by Landes And Compagnie Trust Prive KB.

(4)

On April 15, 2021, Dr. Charles Balaban was appointed as a member of the Board of Directors of the Company. Dr. Balaban has voting and dispositive control of 59,171,673 shares of the Company’s common stock held by Black Label Services, Inc.

(5)	On April 15, 2021, Jonathan Loutzenhiser was appointed as Executive Vice President of the Company and a member of the Board of Directors of the Company.
(6)

On April 15, 2021, Dr. Joseph Asuncion was appointed as a member of the Board of Directors of the Company and as the Company’s Chief Medical Officer. Dr. Asuncion has voting and dispositive control of 59,171,673 shares of the Company’s common stock held by Medical Tech Group Inc.

(7)	On April 15, 2021, Dr. Sadeem Mahmood was appointed as the Company’s Chief of Surgery.
(8)	On April 15, 2021, Dr. Richard F. Wittock was appointed as the Company’s Vice President of Clinical Affairs.
(9)	On April 15, 2021, Dr. Richard Muckerman was appointed as the Company’s Vice President of Strategy and Business Development.
(10)	On April 15, 2021, Blake Moorman was appointed as the Company’s Vice President of Operations.
(11)	Eugene Fernandez has voting and dispositive control of 171,899,631 shares of the Company’s common stock held by Epsilon Phi Holdings Inc.
(12)	Grace Alfonsi has voting and dispositive control of 85,949,815631 shares of the Company’s common stock held by Kam Inc.

* Less than 1%.

42

DESCRIPTION OF SECURITIES

General

Our authorized capital stock consists of 1,400,000,000 shares of common stock, par value $0.0001 per share and 10,000,000 shares of preferred stock, $0.0001 par value per share, of which 1,273,330,615 shares of common stock are currently outstanding; and 0 shares of preferred stock are currently outstanding.

Common Stock

Each holder of our common stock is entitled to one vote for each share owned of record on all matters voted upon by shareholders, and a majority vote is required for actions to be taken by shareholders. The common stock has no preemptive rights, no cumulative voting rights, and no redemption, sinking fund or conversion provisions.

Preferred Stock

The Company is authorized to issue 10,000,000 shares of preferred stock, $0.0001 par value per share and the Company’s Board of Directors is authorized to establish, from the authorized shares of preferred stock, one or more classes or series of shares, to designate each such class and series, and fix the rights and preferences of each such class of preferred stock, which shall have voting powers, preferences, participating, optional or other special rights, qualifications and limitations or restrictions as adopted by the Board of Directors prior to the issuance of any such preferred shares.

Warrants

There are currently no outstanding warrants of the Company.

Options

There are currently no options outstanding.

Anti-Takeover Effects of Certain Provisions of Our Bylaws

Provisions of our Bylaws could make it more difficult to acquire us by means of a merger, tender offer, proxy contest, open market purchases, removal of incumbent directors and otherwise. These provisions, which are summarized below, are expected to discourage types of coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of us to first negotiate with us. We believe that the benefits of increased protection of our potential ability to negotiate with the proponent of an unfriendly or unsolicited proposal to acquire or restructure us outweigh the disadvantages of discouraging takeover or acquisition proposals because negotiation of these proposals could result in an improvement of their terms.

Calling of Special Meetings of Stockholders. Our Bylaws provide that special meetings of the stockholders may be called only by the Board, unless otherwise required by law.

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MARKET PRICE OF AND DIVIDENDS ON OUR COMMON EQUITY AND RELATED STOCKHOLDER MATTERS

Our common stock Currently Trades on the Pink Tier of OTC Market Group LLC’s Marketplace under the symbol “VRTY” and is labeled as “Pink Current Information” at this time. The Company plans to update its symbol pending FINRA processing of the Company’s name change to its current name, which the Company has not yet submitted to FINRA. The OTC Market is a network of security dealers who buy and sell stock. The dealers are connected by a computer network that provides information on current “bids” and “asks,” as well as volume information. The trading of securities on the OTC Pink is often sporadic and investors may have difficulty buying and selling our shares or obtaining market quotations for them, which may have a negative effect on the market price of our common stock. The closing price of our common stock on the OTC Pink on April 19, 2021 was $0.0854.

The following table sets forth, for the periods indicated the high and low bid quotations for our common stock. These quotations represent inter-dealer quotations, without adjustment for retail markup, markdown, or commission and may not represent actual transactions.

Period	High	Low
Fiscal Year 2021
First Quarter (October 1, 2020 – December 31, 2020)	$0.0749	$0.0320
Second Quarter (January 1, 2021 – March 31, 2021)	$0.1250	$0.0610
Third Quarter (April 1, 2021 – June 30, 2021)*	$0.1900	$0.0702

Period	High	Low
Fiscal Year 2020**
First Quarter (July 1, 2019 – September 30, 2019)	$0.1300	$0.0070
Second Quarter (October 1, 2019 – December 31, 2019)	$0.0490	$0.0086
Third Quarter (January 1, 2020 – March 31, 2020)	$0.0490	$0.0230
Fourth Quarter (April 1, 2020 – June 30, 2020)	$0.0800	$0.0115

Period	High	Low
Fiscal Year 2019
First Quarter (July 1, 2018 – September 30, 2018)	$0.0400	$0.0112
Second Quarter (October 1, 2018 – December 31, 2018)	$0.0270	$0.0088
Third Quarter (January 1, 2019 – March 31, 2019)	$0.0140	$0.0061
Fourth Quarter (April 1, 2019 – June 30, 2019)	$0.1000	$0.0065

__________

*Through April 19, 2021.

**On November 5, 2020, the Company’s court appointed receiver, acting under judicial order on behalf of the Board of Directors of the Company, in accordance with the Company’s Bylaws, acted by written consent to change the Company’s Fiscal Year end from June 30 to September 30. The high and low bid quotations for our common stock during the period from July 1, 2020 to September 30, 2020, were $0.1950 and $0.0138, respectively.

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Dividends

The Company has not declared any dividends since inception and does not anticipate paying any dividends in the foreseeable future on its common stock. The payment of dividends is within the discretion of the Board of Directors and will depend on the Company’s earnings, capital requirements, financial condition, and other relevant factors. There are no restrictions that currently limit the Company’s ability to pay dividends on its common stock other than those generally imposed by applicable state law.

Equity Compensation Plans

None.

Holders

As of April 21, 2021, we had 1,273,330,615 shares of our common stock par value, $.0001 issued and outstanding. There were approximately 1,657 record owners of our common stock.  The number of record holders does not include beneficial owners of common stock whose shares are held in the names of banks, brokers, nominees or other fiduciaries.

Transfer Agent and Registrar

The Company’s transfer agent Pacific Stock Transfer, located at 4045 South Spencer Street, Suite 403, Las Vegas, NV, 89119.

RECENT SALES OF UNREGISTERED SECURITIES

Reference is made to Item 3.02 of this Current Report on Form 8-K for a description of additional recent sales of unregistered securities, which is hereby incorporated by reference.

INDEMNIFICATION OF OFFICERS AND DIRECTORS

The Company is a Delaware corporation. Section 252 of the Delaware General Corporation Law (the “DGCL”) provides that the articles of incorporation of a Delaware corporation may contain a provision eliminating or limiting the personal liability of a director to the corporation or its shareholders for monetary damages for breach of fiduciary duty as a director, except that any such provision may not eliminate or limit the liability of a director (i) for any breach of the director’s duty of loyalty to the corporation or its shareholders, (ii) acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) acts specified in Section 7-108-403 (concerning unlawful distributions), or (iv) any transaction from which a director directly or indirectly derived an improper personal benefit. The Company’s articles of incorporation contain a provision eliminating the personal liability of directors to Standard Commerce or Standard Commerce shareholders for monetary damages to the fullest extent provided by the DGCL.

Section 242 of the DGCL provides that a Delaware corporation must indemnify a person who was wholly successful, on the merits or otherwise, in defense of any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, or investigative and whether formal or informal (a “Proceeding”), in which he or she was a party because the person is or was a director, against reasonable expenses incurred by him or her in connection with the Proceeding, unless such indemnity is limited by the corporation’s articles of incorporation. The Company’s articles of incorporation do not contain any such limitation.

45

Section 242 of the DGCL provides that a Delaware corporation may indemnify a person made a party to a Proceeding because the person is or was a director against any obligation incurred with respect to a Proceeding to pay a judgment, settlement, penalty, fine (including an excise tax assessed with respect to an employee benefit plan) or reasonable expenses incurred in the Proceeding if the person conducted himself or herself in good faith and the person reasonably believed, in the case of conduct in an official capacity with the corporation, that the person’s conduct was in the corporation’s best interests and, in all other cases, his or her conduct was at least not opposed to the corporation’s best interests and, with respect to any criminal proceedings, the person had no reasonable cause to believe that his or her conduct was unlawful. The Company’s articles of incorporation and bylaws allow for such indemnification. A corporation may not indemnify a director in connection with any Proceeding by or in the right of the corporation in which the director was adjudged liable to the corporation or, in connection with any other Proceeding charging that the director derived an improper personal benefit, whether or not involving actions in an official capacity, in which Proceeding the director was judged liable on the basis that he or she derived an improper personal benefit. Any indemnification permitted in connection with a Proceeding by or in the right of the corporation is limited to reasonable expenses incurred in connection with such Proceeding.

Under 242 of the DGCL, unless otherwise provided in the articles of incorporation, a Delaware corporation may indemnify an officer, employee, fiduciary, or agent of the corporation to the same extent as a director and may indemnify such a person who is not a director to a greater extent, if not inconsistent with public policy and if provided for by its bylaws, general or specific action of its board of directors or shareholders, or contract. The Company’s articles of incorporation provide for indemnification of directors, officers, employees, fiduciaries, and agents of the Company to the full extent permitted by Delaware law.

Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons pursuant to the foregoing provisions, or otherwise, we have been advised that in the opinion of the SEC, such indemnification is against public policy as expressed in the Securities Act and is, therefore unenforceable.

At the present time, there is no pending litigation or proceeding involving a director, officer, employee, or other agent of ours in which indemnification would be required or permitted. We are not aware of any threatened litigation or proceeding which may result in a claim for such indemnification.

Item 3.02 Unregistered Sales of Equity Securities.

On April 15, 2021 the Company consummated the Merger, whereby 1,145,997,555 shares of the Company’s common stock were issued to the holders of HSH common stock at the Exchange Ratio.

The Company believes that the issuance of the foregoing securities was exempt from registration pursuant to Section 4(a)(2) of the Securities Act as privately negotiated, isolated, non-recurring transactions not involving any public solicitation.

Item 4.01 Change in Registrant's Certifying Accountant.

On August 24, 2020, the Company dismissed BMKR, LLP (“BMKR”) as its independent registered public accounting firm engaged to audit the Company’s financial statements. BMKR’s dismissal was approved by the Company’s receiver, acting under judicial order on behalf of the Company on August 24, 2020.

BMKR had served as the Company’s independent auditors since the 2018 calendar year. BMKR’s reports on the Company’s financial statements for the fiscal years ended June 30, 2019 and 2018, did not contain any adverse opinions or disclaimers of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles, except that such reports included explanatory paragraphs with respect to the Company’s ability to continue as a going concern.

During the fiscal years ended June 30, 2019 and 2018, respectively, and through August 24, 2020, there were no (a) disagreements (as defined in Item 304(a)(1)(iv) of Regulation S-K) with BMKR on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to BMKR’s satisfaction, would have caused BMKR to make reference to the subject matter thereof in connection with its reports for such years; or (b) reportable events, as described under Item 304(a)(1)(v) of Regulation S-K.

46

The Company provided BMKR with a copy of the disclosures it is making in its Current Report on Form 8-K disclosing the change in auditors which was filed with the SEC on August 28, 2020 and requested that BMKR provide a letter addressed to the Securities and Exchange Commission indicating whether it agrees with such disclosures. A copy of BMKR’s letter, dated August 24, 2020, was filed as Exhibit 16.1 to the Company’s Form 8-K reporting the auditor change filed with the SEC on August 28, 2020.

Effective as of August 24, 2020, the Company engaged BF Borgers CPA PC (“Borgers”) as the Company’s independent registered public accounting firm for the fiscal year ended June 30, 2020.

During the fiscal years ended June 30, 2019 and 2018 and through August 24, 2020, neither the Company nor anyone on its behalf has consulted with Borgers regarding either (a) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report was provided nor oral advice was provided to the Company that Borgers concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (b) any matter that was either the subject of a disagreement (as defined in paragraph 304(a)(1)(iv) of Regulation S-K and the related instructions thereto) or a reportable event (as described in paragraph 304(a)(1)(v)) of Regulation S-K).

Item 5.01 Changes in Control of Registrant.

In February 2016, all the Company’s officers resigned, and Company stopped substantially all operating activities. Thereafter and until the closing of the Merger, Robert Stevens acted as the Court Appointed Receiver for the Company and its predecessor and affiliated entities.

On April 15, 2021, the Company consummated the Merger, whereby 1,145,997,555 shares of the Company’s common stock were issued to the holders of HSH common stock at the Exchange Ratio.

The Merger resulted in a change in control of the Company with (1) three entities owning 30% each for a total of 90% of the total issued and outstanding shares of the Company before the Merger, and the holders of HSH common stock owning 90% of the total issued and outstanding shares of the Company after the Merger and (2) the changes in officers and directors of the Company as set forth in item 5.02 of this Current Report on Form 8-K.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

In February 2016, all the Company’s officers resigned, and Company stopped substantially all operating activities. Since May 16, 2016, through the date of the Merger, the Company has been operating under the direction of the Receiver.

On April 15, 2021, Justin Smith was appointed as the Company’s Interim Chief Executive Officer, Interim Chief Financial Officer and as the Executive Chairman and member of the Board of Directors of the Company.

On April 15, 2021, Dr. Charles Balaban was appointed as a member of the Board of Directors of the Company.

On April 15, 2021, Jonathan Loutzenhiser was appointed as Executive Vice President of the Company and a member of the Board of Directors of the Company.

On April 15, 2021, Dr. Joseph Asuncion was appointed as a member of the Board of Directors of the Company and as the Company’s Chief Medical Officer.

On April 15, 2021, Dr. Sadeem Mahmood was appointed as the Company’s Chief of Surgery.

On April 15, 2021, Dr. Richard F. Wittock was appointed as the Company’s Vice President of Clinical Affairs.

On April 15, 2021, Dr. Richard Muckerman was appointed as the Company’s Vice President of Strategy and Business Development.

On April 15, 2021, Blake Moorman was appointed as the Company’s Vice President of Operations.

On April 15, 2021, Robert Stevens resigned from all of his positions with the Company. The foregoing resignation was not the result of any disagreement with the Company on any matter relating to the Company’s operations, policies, or practices.

47

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On April 15, 2021, the Company filed a certificate of merger by and among Merger Sub and HSH (the “Certificate”)  pursuant to which (i) HSH’s certificate of incorporation became the certificate of incorporation of the surviving company, (ii) HSH’s bylaws became the bylaws of the surviving company, (iii) HSH’s directors immediately prior to the effectiveness of the Merger became the directors of the surviving company and (iv) HSH’s officers immediately prior to the effectiveness of the Merger became the officers of the surviving company and pursuant to which HSH merged with and into Merger Sub, with HSH being the surviving entity.  The description of the Certificate above is qualified in its entirety by the Certificate filed as Exhibit 3.10 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 5.06 Change in Shell Company Status.

As a result of the Closing of the Merger as described in Items 1.01 and 2.01, which description is incorporated by reference in this Item 5.06 of this Current Report, the Company ceased being a shell company as such term is defined in Rule 12b-2 under the Exchange Act.

Item 9.01 Financial Statement and Exhibits.

(a) Financial Statements of Business Acquired.

The audited financial statements of HSH for the years ended September 30, 2020 and September 30, 2019 are attached to this Current Report on Form 8-K as Exhibit 99.2 and are incorporated by reference herein. The unaudited financial statements of HSH for the three-month period ended December 31, 2020 and December 31, 2019 are attached to this Current Report on Form 8-K as Exhibit 99.3 and are incorporated by reference herein.

(b) Pro Forma Financials.

The unaudited pro forma condensed combined financial statements for the year ended September 30, 2020 and the three months ended December 31, 2020 are attached to this Current Report on Form 8-K as Exhibit 99.4. and are incorporated by reference herein.

(c) Shell Company Transactions.

Reference is made to Items 9.01(a) and 9.01(b) hereof and the exhibits referred to therein which are incorporated herein by reference.

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(d) Exhibits

The following exhibits are filed with this report:

Exhibit No.	Description

2.1

Merger Agreement dated June 14, 2019, by and among Healthcare Solutions Management Group, Inc., Verity Merger Corp. and Healthcare Solutions Holdings, Inc. (Incorporated by reference to Exhibit 2.1 of the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on June 20, 2019).

2.2

Amendment to Merger Agreement dated 25, 2020, by and among Healthcare Solutions Management Group, Inc., Verity Merger Corp. and Healthcare Solutions Holdings, Inc. (Incorporated by reference to Exhibit 2.1 of the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on August 28, 2020).

2.3

Amendment dated November 5, 2020, to Merger Agreement dated June 14, 2019, as amended on August 25, 2020, by and among Healthcare Solutions Management Group, Inc., Verity Merger Corp. and Healthcare Solutions Holdings, Inc. (Incorporated by reference to Exhibit 2.1 of the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on November 10, 2020).

2.4

Amendment dated February 16, 2021, to Merger Agreement dated June 14, 2019, as amended by and among Healthcare Solutions Management Group, Inc., Verity Merger Corp. and Healthcare Solutions Holdings, Inc. (Incorporated by reference to Exhibit 2.1 of the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on February 22, 2021).

3.1

Certificate of incorporation of the Company. (Incorporated by reference to Exhibit 3.1 of the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on September 15, 2020).

3.2	Bylaws of the Company. (Incorporated by reference to Exhibit 3.2 of the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on September 15, 2020).
3.3

Certificate of Conversion from NV to DE as filed with DE. (Incorporated by reference to Exhibit 3.3 of the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on September 15, 2020).

3.4

Certificate of Conversion as filed with NV. (Incorporated by reference to Exhibit 3.4 of the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on September 15, 2020).

3.5	Agreement and Plan of Conversion. (Incorporated by reference to Exhibit 3.5 of the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on September 15, 2020).
3.6	Certificate of Merger for 251 Merger. (Incorporated by reference to Exhibit 3.6 of the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on September 15, 2020).
3.7	251(g) Agreement and Plan of Merger. (Incorporated by reference to Exhibit 3.7 of the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on September 15, 2020).
3.8

Amended and Restated Certificate of Incorporation of the Company. (Incorporated by reference to Exhibit 2.1 of the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on February 18, 2020).

3.9

Amended and Restated Bylaws of the Company. (Incorporated by reference to Exhibit 2.1 of the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on February 18, 2020).

3.10*	Certificate of merger by and among Verity Merger Corp. and Healthcare Solutions Holdings, Inc.
10.1*	Employment Agreement between Jonathan Loutzenhiser and Healthcare Solutions Holdings, Inc.
10.2*	Consulting Agreement between Healthcare Solutions Holdings, Inc. and DMM Advisors, Inc. dated July 15, 2018.
10.3*	Consulting Agreement between Healthcare Solutions Holdings, Inc. and Stin Marketing Group, LLC dated October 1, 2018.
10.4*	Consulting Agreement between Healthcare Solutions Holdings, Inc. and Tarun Jolly dated October 1, 2018.
10.5*	Consulting Agreement between Healthcare Solutions Holdings, Inc. and 168 Capital, Inc. dated October 1, 2018.
10.6*	Consulting Agreement between Healthcare Solutions Holdings, Inc. and Alpha Properties, LLC dated October 1, 2018.
10.7*	Consulting Agreement between Healthcare Solutions Holdings, Inc. and Black Label Services dated July 15, 2018.
10.8*	Master Service Agreement between Healthcare Solutions Holdings, Inc. and GrowthMed, Inc. dated October 6, 2020
10.9*	Agreement between Healthcare Solutions Holdings, Inc. and Hearst Media Services dated February 11, 2021.
10.10*	Lease Agreement between Healthcare Solutions Holdings, Inc. and JL International Realty, Inc. dated September 14, 2020.
10.11*	Loan Forgiveness Agreement between Healthcare Solutions Holdings, Inc. and Healthcare Solutions Management Group, Inc. dated April 13, 2021.
23.1*	Consent of Independent Registered Public Accounting Firm.
99.1	Discharge Order. (Incorporated by reference to Exhibit 99.1 of the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on March 23, 2018).
99.2	Healthcare Solutions Holdings, Inc. Audited Financial Statements for the years ended September 30, 2020 and 2019. *
99.3	Healthcare Solutions Holdings, Inc. unaudited Financial Statements for the three months ended December 31, 2020 and 2019. *
99.4	Pro Forma Condensed Combined Financial Statements as of September 30, 2020 and December 31, 2020. *

_______

* Filed herewith.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Healthcare Solutions Management Group, Inc

Date: April 21, 2021	/s/ Justin Smith
Justin Smith
Interim Chief Executive Officer and Interim Chief Financial Officer

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